SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of
                    the Securities Exchange Act of 1934

                        (Amendment No.     1     )

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

      [X]   Preliminary Proxy Statement
      [   ] Confidential, for Use of the Commission Only (as permitted by
            Rule 14a-6(e)(2))
      [   ] Definitive Proxy Statement
      [   ] Definitive Additional Materials
      [   ] Soliciting Material Pursuant to Section 240.11(c) or
            Section 240.14a-12


                       BANYAN STRATEGIC REALTY TRUST
 ------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
      [X]   No fee required.
      [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
            and 0-11.
            1)    Title of each class of securities to which transaction
                  applies:

                       Shares of Beneficial Interest

            2) Aggregate number of securities to which transaction applies:

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

            4)    Proposed maximum aggregate value of transaction:

            5)    Total fee paid:

                  [  ]  Fee paid previously with preliminary materials.
                  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      [   ] Fee paid previously with preliminary materials.

      [   ] Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)    Amount Previously Paid:
                  ...........................................
            2)    Form, Schedule or Registration Statement No.:
                  ...........................................
            3)    Filing Party:
                  ...........................................
            4)    Date Filed:
                  ...........................................

                       BANYAN STRATEGIC REALTY TRUST



                                 Notice of
                      Annual Meeting of Shareholders
                                    and
                              Proxy Statement




























                                          Date:
                                          Time:
                                          Place:

[BSRT LETTERHEAD]




________, 1999



Dear Shareholder:

   You are cordially invited to attend     <STRIKEOUT>It is my pleasure to
invite you to </STRIKEOUT> Banyan Strategic Realty Trust's annual meeting of Shareholders.

We will hold the meeting on _______, 1999 at ______ a.m. at ____________ in
Chicago, Illinois.  In addition to the formal items of business, I will
review the major developments <STRIKEOUT>of</STRIKEOUT>     occurring in
and affecting our company in     1998 and answer your questions.

The enclosed packet includes the Notice of Annual Meeting, Proxy Statement and Proxy. The Proxy Statement describes the business that we will conduct at the meeting and provides information about the Trust.

Your vote is important. Whether you plan to attend the meeting or not, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

We look forward to seeing you at the meeting.


Sincerely,



/s/  Leonard G. Levine
      --------------------------------------
      Leonard G. Levine,
      President and Chief Executive Officer

                             [BSRT Letterhead]

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                  Date:

                  Time:

                  Place:



Dear Shareholders:

      At our annual meeting, we will ask you to:

            .     elect    five     <STRIKEOUT>four</STRIKEOUT> trustees;
            .     ratify the selection of Ernst & Young LLP as    our
independent    accountant     <STRIKEOUT>auditors </STRIKEOUT> for 1999;
            .     amend our Declaration of Trust to remove references to
"Advisor" or "Sponsor" or provisions governing our relationship with an "Advisor" or "Sponsor";
            .     amend our Declaration of Trust to remove provisions
governing our operating expenses;
            .     amend our Declaration of Trust to delete the reference to
permitted actions prior to our first public sale of shares;
            .     amend our Declaration of Trust to allow for the delivery
of proxies telephonically and through the use of electronic media and for the delivery of notice through the use of electronic media; and
            .     transact any other business that may properly be
presented at the annual meeting.

      If you were a shareholder of record at the close of business on
_____, 1999, you may vote    in person     at the annual meeting    or
submit the enclosed proxy card    .

                        By order of the Board of Trustees,

                        /s/ Robert G. Higgins

                        Robert G. Higgins
                        Vice President, General Counsel and Secretary


______, 1999

                   INFORMATION ABOUT THE ANNUAL MEETING


INFORMATION ABOUT ATTENDING THE ANNUAL MEETING

      Our annual meeting will be held on ________________________, 1999 at ______ a.m. in _____________________, Chicago, Illinois. If you would like to attend, please contact us at (312) 683-3671 to make arrangements.

INFORMATION ABOUT THIS PROXY STATEMENT

      We sent you this proxy statement and the enclosed proxy card because our board of trustees is soliciting your proxy to vote your shares at the meeting. If you own shares of beneficial interest in Banyan in more than one account, such as individually and also jointly with your spouse, you
may receive more than one set of these materials.     Please make sure to
vote all of your shares.      This proxy statement summarizes information
we are required to provide to you under the rules of the Securities and Exchange Commission which are designed to assist you in voting your shares.

On _____________, 1999, we began mailing the proxy materials to all shareholders of record at the close of business on _______________, 1999.

INFORMATION ABOUT VOTING

      Shareholders can vote on matters presented at the annual meeting in one of two ways:

      .     By Proxy -- You can vote by signing, dating and returning the enclosed proxy card. If you do this, the individuals named on the card (your "proxies") will vote your shares in the manner you indicate. You may specify on your proxy card whether your shares should be voted for or against the proposals. If you do not indicate instructions on the card, your shares will be voted for the election of the individuals nominated for trustees, for the ratification of Ernst & Young LLP as independent accountant for the 1999 fiscal year and for all of the changes to our Declaration of Trust.

      .     In Person -- You may come to the annual meeting and cast your vote.

      You may revoke your proxy at any time before it is exercised by:
(1) notifying us in writing; (2) providing us a later-dated proxy; or (3) voting in person at the meeting.

      Only shareholders of record on _________are entitled to vote at the meeting. Each share of beneficial interest is entitled to one vote. As of ____________, 1999, there were _____________ shares of beneficial interest outstanding.

   INFORMATION REGARDING TABULATION OF THE VOTE
<STRIKEOUT>INFORMATION REGARDING TABULATION OF THE VOTE</STRIKEOUT>

       Representatives of    Equiserve Trust Company     <STRIKEOUT>First
Chicago Trust Company</STRIKEOUT> will tabulate votes and act as inspectors of election at the meeting.

   QUORUM REQUIREMENT
<STRIKEOUT>QUORUM REQUIREMENT</STRIKEOUT>

      Shareholders owning a majority of our shares must be present in person or by proxy in order for action to be taken at the meeting. For these purposes, "abstentions" and "broker non-votes" will be counted as present for determining whether a majority is present. A broker non-vote occurs when shares registered in the name of a broker are not voted because the broker does not have the authority to do so.

INFORMATION ABOUT VOTES NECESSARY FOR ACTION TO BE TAKEN

         The five     <STRIKEOUT>The four</STRIKEOUT> individuals receiving
the greatest number of votes will be elected to serve as trustees; provided that a majority of these individuals must be independent<STRIKEOUT>, which means that they are not officers or employees of the Trust.</STRIKEOUT>
   A person is considered to be "independent" if he or she is not an officer or employee of the Trust or does not have a relationship which, in our board's opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a trustee.
Ratification of Ernst & Young LLP as our independent accountant requires a "yes" vote from a majority of the votes actually cast on the matter. By comparison, approval of each change to our Declaration of Trust requires a "yes" vote from the majority of our shares, not just the votes actually cast. Thus, abstentions and broker non-votes will not impact the election of trustees nor the vote on ratifying Ernst & Young LLP, but will have the effect of a "no" vote on the various proposals to amend our Declaration of Trust.</STRIKEOUT>

COSTS OF PROXIES

      We will pay all the costs of soliciting proxies and holding the annual meeting. In additional to mailing proxy soliciting material, our trustees and employees may also solicit proxies in person or by telephone. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies. We may then reimburse them for their expenses. We
have also retained    Chase Mellon Consulting Services L.L.C.
<STRIKEOUT>_____________ _______</STRIKEOUT> to assist us in distributing and soliciting proxies.  We have agreed to pay them a fee of approximately
   $6,500     <STRIKEOUT> $_________</STRIKEOUT> plus out-of-pocket
expenses.

OTHER MATTERS

      We are not aware of any other matter which will be presented at the annual meeting. Generally, no business, aside from the items discussed in this proxy statement, may be transacted at the meeting. However, if any other matter properly comes before the annual meeting as determined by the chairman of the meeting, your proxies are authorized to act on the proposal at their discretion.

AVAILABLE INFORMATION

      We file reports, proxy materials and other information with the Securities and Exchange Commission ("SEC"). These reports, proxy materials and other information can be inspected and copied at the Public Reference Section maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; The Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511, and at Seven World Trade Center, Suite 1300, New York, New York 10048. Copies can be obtained by mail from the SEC at prescribed rates from the Public Reference Section of the SEC at its principal office in Washington, D.C. The SEC also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. Shares of beneficial interest are included for quotation on Nasdaq and copies of reports and other material concerning Banyan can be inspected at the offices of the National Association of Securities Dealers, Inc. at 1801 K Street, N.W., 8th Floor, Washington, D.C. 20006.

PROPOSAL NUMBER ONE:  ELECT    FIVE TRUSTEES     <STRIKEOUT>FOUR TRUSTEES
</STRIKEOUT>

      <STRIKEOUT>Our board of trustees consists of four individuals.  A majority of these individuals must be "independent" which means that they may not serve as officers or otherwise be employed by us. The board members are responsible for overseeing our business and management.
</STRIKEOUT>

          On April 29, 1999, two of our shareholders: Morgens Waterfall Vintiadis & Co. Inc., which serves as agent for a group of funds, and Magten Asset Management Corp., in filings made with the Securities and Exchange Commission, stated that they were dissatisfied with the performance of our stock and expressed the opinion that we should pursue strategic alternatives designed to maximize the value of our shares. Each entity indicated that it would solicit the support of our board and management to identify and pursue certain strategic alternatives, including merging with another entity, selling our stock or assets or liquidating. Each party concluded by stating that if it was not satisfied with the results of these discussions, it would consider soliciting proxies in favor of a slate of candidates to stand for election at our annual meeting in opposition to the slate nominated by our board. Morgens and Magten in the aggregate own approximately 25% of our outstanding common shares and could own up to approximately 36% if Morgens converts a loan it has made to us into common shares. See "Security Ownership of Certain Beneficial Owners and Management."

      In response to the filings, Mr. Levine, a trustee and our president and chief executive officer, met with representatives of Morgens and Magten. In addition, our full board convened a series of meetings to discuss the concerns raised by each shareholder as well as the desirability of reviewing strategic alternatives and retaining an advisor to assist in evaluating alternatives. In discussing these items, our board took account of the views expressed by Mr. Daniel Levinson, a representative of Morgens.

In separate conversations with Mr. Levine, Mr. Levinson expressed a desire to participate in evaluating strategic alternatives if the board decided to do so. He also suggested that this process might be aided if "independent" persons having no previous experience with the Trust or Morgens were added to the board either as replacements for existing members or as additions to an expanded board.

      In addressing Mr. Levinson's idea, our existing board felt that Mr. Levinson would provide helpful insight and decided to extend an invitation to him to join our board. Our existing board also concluded that including new members may also add a different and helpful perspective to the board's deliberations. They expressed a concern, however, that expanding the board's size beyond the seat necessary to accommodate Mr. Levinson might needlessly increase our costs, since each independent trustee is paid a retainer of $20,000 plus fees for each meeting attended, without a corresponding benefit and potentially slow down our board's decision-making process. See "Compensation of Trustees and Executive Officers" for a discussion of the fees paid to each independent board member. The board subsequently determined that the same objective could be achieved if one or two existing board members decided not to stand for reelection. Messrs. Gold and Sotoloff subsequently volunteered not to run for reelection; provided that Mr. Levinson and any other new members expressed a willingness to consider and review all strategic alternatives and not to commit to any particular course of action without evaluating all options.

      To effect this decision, our board formed a nominating committee comprised of Messrs. Auch, Gold and Sotoloff, all independent trustees to evaluate potential candidates. The committee invited Morgens and Magten as well as some other holders of large numbers of our shares to suggest candidates for nomination. The committee subsequently reviewed the resumes of, and met with, Messrs. Peck and Schafran who were suggested for nomination by Morgens and Magten. The committee concluded that both of these individuals possess impressive credentials and would bring important experience and perspectives to the board as well as qualify as "independent trustees." Consequently, the committee nominated both individuals as well as Messrs. Auch, Levine and Levinson to run for election as trustees. Each nominee's experience and credentials are described in this section below.

      The nominees have stated that, if elected, they would shortly thereafter begin the process of evaluating strategic alternatives such as merging or combining with another entity, selling all of our assets and liquidating or continuing with our existing business plan. Certain of these alternatives may require shareholder approval before they can be implemented. The nominees have also indicated that they may consider engaging an investment banking firm to assist in the process.

      Assuming that the nominees are elected, three out of the five, or a majority of the board, would be comprised of new persons thus triggering provisions in Mr. Levine's existing employment contract giving him the right to terminate his employment agreement and receive certain payments. See "Compensation of Trustees and Executive Officers - Employment Agreements" for a discussion of the payments due to Mr. Levine on a change of control. In addition to being required to make these payments, we would be faced with recruiting and hiring a new president at a particularly crucial point in time. Thus, Mr. Levinson, on behalf of the new nominees, negotiated a new employment agreement with Mr. Levine. This new agreement would become effective only if: (1) we adopt a plan of liquidation; (2) we sell substantially all of our assets in a single or series of related transactions; (3) we merge with another entity and, as a result, we are not the surviving entity and our shareholders do not own more than 50% of the shares of the new entity; or (4) if a majority of our board changes again following completion of our annual meeting but prior to any of the above events occurring. In return, Mr. Levine has agreed to: (a) waive his right to terminate his existing agreement; and (b) defer payment of the amounts due to him under the existing agreement. The waiver does not take effect unless the nominees described in this Proxy Statement are elected and adopt the new employment agreement. Messrs. Auch, Levinson, Peck and Schafran have all indicated that they will approve the new employment agreement if elected to the board. For a description of the new employment agreement, see "Compensation of Trustees and Executive Officers - Employment Agreements" below.

      In connection with the discussions described above, as well as to assist Mr. Levinson in negotiating a new employment arrangement with Mr. Levine, Morgens retained Milbank, Tweed, Hadley & McCloy LLP to act as legal counsel and Leeward Investments LLC to provide advisory services. In recognition of the role played by Mr. Levinson in these discussions and negotiations as well as the benefits provided to us as a result of suggestions made by both Morgens and Magten with respect to potential candidates to succeed Messrs. Gold and Sotoloff, all of the nominees (excluding Mr. Levinson who will not vote on the issue) have indicated that, if elected, they will authorize us to reimburse Morgens for the fees payable to Milbank Tweed and Leeward Investments aggregating $200,000 and $125,000, respectively. The nominees (excluding Mr. Levine who will not vote on the issue) have also indicated that they will also authorize us to reimburse Mr. Levine for legal fees aggregating approximately $15,000 that he has incurred in connection with negotiating a new employment arrangement. In addition, the nominees have indicated that they intend to reaffirm the provisions of Section 4.1(g) of the Share Purchase Agreement dated as of October 10, 1997 that we entered into with the purchasers listed therein for whom Morgens serves as investment manager. Under
Section 4.1(g), we agreed to take all actions necessary to exempt subsequent transfers of shares by the purchasers from the transfer limitations in our Declaration of Trust to the extent the transfer would not jeopardize our qualification as a REIT.

      Under our governing documents, a majority of the individuals serving as trustees must be "independent." Our governing document, known as the "Declaration of Trust," provides that only independent trustees are entitled to receive compensation for serving as board members. The Declaration defines an "independent trustee" as someone who is not an officer or employee of ours or who does not have a relationship which, in our board's opinion, would interfere with the exercise of independent judgment in carrying out the responsibility of a trustee. Under our Declaration, the determination of whether a person is or is not "independent" is reserved for the Trustees, in their sole discretion.
Although the      <STRIKEOUT>The</STRIKEOUT> board members are responsible
for overseeing our business and management   , under our Declaration,
certain decisions require the approval of the board including a majority of the independent trustees or are reserved exclusively for the independent trustees. For example, under Section 3.8 of the Declaration, the right to fill the vacancy in a board position previously occupied by an independent trustee is reserved for the remaining independent trustees then in office. Under Section 3.9, any committee created by the board, such as an audit or compensation committee, must consist of at least three members, a majority of whom must be independent. The NASD has proposed rules that would require companies such as us whose stock is traded on the NASDAQ National Market to have audit committees comprised entirely of independent directors or trustees. Under Section 5.1 of our Declaration, a majority of the independent trustees must approve the terms and compensation of any person with whom we may employ or contract. Similarly, under Section 8.6, a majority of the independent trustees is required to approve any transaction between us and one of our officers, trustees or affiliates. Finally, under
Section 9.1, any decision to terminate and liquidate the Trust must be reflected in a written instrument signed by a majority of the trustees, including a majority of the independent trustees.

         In addition to nominating Messrs. Levinson, Peck and Schafran,
our     <STRIKEOUT>Our</STRIKEOUT> existing board has nominated <STRIKEOUT>
all</STRIKEOUT>    two of the     four individuals currently serving as
trustees for re-election at the meeting,    Messrs. Auch and Levine.  The
committee has decided that Messrs. Auch, Peck and Schafran satisfy the criteria for serving as an "independent trustee" and have, therefore, nominated each of them for election as such. The committee determined, however, that Mr. Levinson does not, in their view, satisfy the criteria in view of his relationship with Morgens. Mr. Levinson believes, based on the advice of his counsel, that he does not have any interest or relationship which would prevent him from qualifying as an independent trustee and that he would be able to fairly represent the interests of all shareholders. Following the completion of our annual meeting, if Mr. Levinson is elected, the trustees then in office (excluding Mr. Levinson) may review his status.

If the board concludes that he satisfies the criteria for serving as an independent trustee, he will be designated an "independent trustee" and treated accordingly. Mr. Levine serves as our president and chief executive officer and, therefore, does not satisfy the criteria for serving as an "independent trustee." <STRIKEOUT>Three of these individuals, Messrs. Auch, Gold and Sotoloff, are neither officers nor employees of the Trust. The other person, Leonard G. Levine, serves as our President and Chief Executive Officer. You do not have the right to cumulate your votes in electing trustees.</STRIKEOUT>

      Our board is required to meet at least four times per year, either in person or by telephonic conference. During calendar year 1998, the board met nine time(s). Each trustee attended at least 75% of these meetings. Our board also has two committees, an audit committee and a compensation committee.

   Our existing independent trustees,     Messrs. Auch, Gold
and Sotoloff   ,     comprise the members of each committee.  During
calendar year 1998, the audit committee met two times and the compensation committee met once.

      We know of no reason why any nominee will be unable to serve as a trustee. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board, or the board may reduce the number of trustees to be elected. If any trustee resigns, dies or is otherwise unable to serve out his term, or if the board increases the number of trustees, the board may fill the vacancy until the next annual meeting.
   You do not have the right to cumulate your votes in electing trustees.

      The nominees for election to the board are:

      WALTER E. AUCH, SR. Mr. Auch, age 77, has served as an independent trustee since 1986. Mr. Auch served as the chairman and chief executive officer of the Chicago Board of Options Exchange from 1979 to 1986. Prior to that time, Mr. Auch was executive vice president, director and a member of the executive committee of PaineWebber. Mr. Auch is a director of Pimco Advisors L.P., <STRIKEOUT>Geotek Communications, Inc.</STRIKEOUT>, Smith
Barney Concert Series Funds, Smith Barney Trak Fund, The    Brinson
<STRIKEOUT>Crimson</STRIKEOUT> Partners Funds   ,     <STRIKEOUT>and
</STRIKEOUT> the Nicholas Applegate Funds   , Semele Group, Inc.,

   and
Legend Properties, Inc.     and a trustee of Hillsdale College and the
Arizona Heart Institute. Mr. Auch is also a director of Semele Group, Inc. and Legend Properties, Inc.

      <STRIKEOUT>NORMAN M. GOLD.  Mr. Gold, age 68, has served as an independent trustee since 1986. Mr. Gold is a partner in the law firm of Altheimer & Gray and has practiced law for over forty years, concentrating in tax, corporate and real estate law. Mr. Gold is also a trustee of New Plan Excel Realty Trust. He is a certified public accountant and a member of the Chicago and American Bar Associations.</STRIKEOUT>

         DANIEL LEVINSON. Mr. Levinson, age 42, joined Morgens in 1993 as its chief financial officer and specializes in the management and workout of real estate and other investments in its investment funds. Before working at Morgens, Mr. Levinson was a vice president at Sentinel Real Estate Corporation, an institutional real estate investment manager. Prior to joining Sentinel in 1988, Mr. Levinson was at KPMG Peat Marwick for over six years. Mr. Levinson received a Bachelor of Science degree from Lehigh University. Mr. Levinson is a certified public accountant and a member of the American Institute of Certified Public Accountants.

      LEONARD G. LEVINE. Mr. Levine, age 52, has been our president since 1990 and a trustee since 1998. Mr. Levine also served as a trustee from September, 1986 until February 1990. Mr. Levine received a bachelors of science/bachelors of arts degree in accounting from Roosevelt University and a masters degree in taxation from DePaul University. Mr. Levine previously served as president of Legend Properties, Inc. (f/k/a Banyan Mortgage Investment Fund), Banyan Short Term Income Trust and Semele Group,
Inc. (f/k/a Banyan Strategic Land Fund II) (collectively, the    "Banyan
Funds") and is currently president of     <STRIKEOUT>"Banyan Funds")
</STRIKEOUT> BSRT Management Corp.  Mr. Levine is a certified public accountant and a licensed real estate broker. Mr. Levine is the father of Adam Levine, one of our employees.

         STEPHEN M. PECK. Mr. Peck, age 64, maintains an investment office at Glider, Gagnon, Howe & Co. LLC. Mr. Peck is a director of Harnischfeger, Inc., Fresenius Medical Care and OFFIT Investment Funds. He is also a member of the Advisory Board of the Torrey Funds and Brown Simpson Asset Management. Mr. Peck serves as a member of the Board of Trustees of New York University, The Jewish Theological Seminary and the Mount Sinai School of Medicine and is Chairman of the Board of Trustees of the Mount Sinai-NYU Health System.

         L.G. SCHAFRAN. Mr. Schafran, age 61, has been a Managing General Partner at L.G. Schafran & Associates since 1984. Mr. Schafran is a director of Tarragon Realty Investors, Inc. (f/k/a National Income Realty Trust), PubliCARD, Inc. (f/k/a Publicker Industries, Inc.), Kasper A.S.L., Ltd. and COMSAT Corporation and chairman of the board of Delta-Omega Technologies, Inc. Mr. Schafran served as a director of Capsure Holdings Inc. from 1986 to 1997, OXIGENE, Inc. from 1993 to 1996, Glasstech, Inc. from 1995 to 1997 and Dart Group Corporation from 1993 to 1997.

      <STRIKEOUT>MARVIN A. SOTOLOFF.  Mr. Sotoloff, age 55, has served as an independent trustee since 1986. Mr. Sotoloff has served as the executive managing director of Julien J. Studley, Inc., an international corporate real estate advisory firm, since 1998. Prior to joining Julien
J. Studley, Mr. Sotoloff was chief executive officer and chairman of the board of Equity Resources, Inc., a firm that specialized in commercial real estate brokerage and developing and managing commercial real estate. Prior to joining Equity Resources, Mr. Sotoloff was regional vice president of Premisys Real Estate Services, Inc., a subsidiary of the Prudential Realty Group. A licensed real estate broker, Mr. Sotoloff is a past president of the Chicago Office Leasing Brokers Association and is a licensed attorney and a member of the Illinois and Pennsylvania Bar Associations.</STRIKEOUT>

      RECOMMENDATION OF THE BOARD:  The board recommends that you vote
"FOR" the election of all    five     <STRIKEOUT>four</STRIKEOUT> nominees.

PROPOSAL NUMBER TWO:  RATIFY APPOINTMENT OF ERNST & YOUNG LLP

      Our board, on the recommendation of the audit committee, has engaged Ernst & Young LLP to serve as our independent accountant for the fiscal year ending December 31, 1999. We traditionally ask our shareholders to ratify the selection of an independent accountant, even though your approval is not required. Further, even if you do not approve the selection of Ernst & Young LLP, we will not replace them as the independent accountant for this fiscal year due to the added expense and delay that would result from replacing them and selecting a new accountant. Instead, our board will consider the negative vote as a direction to consider a different accountant next year.

      Ernst & Young LLP has been our independent accountant since 1989, and no relationship exists other than the usual relationship between independent public accountant and client. Representatives of Ernst & Young LLP are expected to be available at the annual meeting to respond to questions.

      RECOMMENDATION OF THE BOARD: The board recommends that you vote "FOR" the appointment of Ernst & Young LLP as our independent accountant for the fiscal year ending December 31, 1999.


PROPOSAL NUMBER THREE: AMEND THE DECLARATION OF TRUST TO REMOVE REFERENCES TO "ADVISOR" OR "SPONSOR" OR PROVISIONS GOVERNING OUR RELATIONSHIP WITH AN "ADVISOR" OR "SPONSOR"

      We were organized or "sponsored" in 1986 by VMS Realty Partners. Our business plan initially focused on making loans to affiliates of VMS. At that time we did not have our own management staff. Instead, we hired VMS to perform various administrative services and paid a fee for these services. Due to the potential for transactions among VMS, its affiliates and us and the potential conflicts inherent in these transactions, our Declaration contained provisions which limited or defined the scope of the fees that could be paid for the advisory services, the activities that VMS or its affiliates could engage in with us and the terms of any agreements that we might enter into with VMS.

       We terminated our advisory relationship with VMS in early 1990 and ceased making loans to VMS affiliates. We subsequently hired our own management team and in 1993 began making equity investments in real estate. Our Declaration still contains numerous references to, and provisions governing our relationship with, an "Advisor" or "Sponsor." These provisions are, at best, now meaningless and may, at worst, create confusion and uncertainty. We believe that the potential confusion and uncertainty may make it more difficult or costly to borrow money or sell shares.

      Therefore, our board has adopted the following amendments to our Declaration, subject to your approval, eliminating references to "Advisor" or "Sponsor" or provisions governing our relationship with an "Advisor" or "Sponsor." Before you decide how to vote, you should read the complete Declaration, which we have included as Appendix A. We have marked Appendix A to show the proposed additions and deletions.

            RESOLVED, that the following sections of our Declaration be, and hereby are, amended by:

      1.    deleting entirely the definition of "Advisor" contained in
Section 1.5 and substituting [Reserved] in lieu thereof;

      2. deleting entirely the definition of "Sponsor" contained in Section 1.5 and substituting [Reserved] in lieu thereof;

      3.    deleting entirely the fifth and sixth sentences of
Section 3.7;

      4.    deleting entirely the last sentence of Section 3.8;

      5.    deleting the words "or the Advisor" from Section 4.2.5;

      6.    deleting entirely Section 4.2.12 and substituting
[Reserved] in lieu thereof;

      7. deleting the phrase "including the Advisor, provided, however, that no such delegation shall be made to an Affiliated person of the Advisor except with the approval of a majority of the Independent Trustees" in Section 4.2.13;

      8. deleting the phrase "which valuations or other information may be provided by the Advisor or by other persons retained for the purpose, as the Trustees, in their sole judgment, may deem necessary" in Section 4.2.15;

      9.    deleting the words "the Advisor" and "or the Advisor" in
Section 4.2.18;

      10. deleting the heading of Article V entirely and substituting "Employees and Agents" therefore;

      11.   deleting the words "Employment of Advisor" from the heading of
Section 5.1;

      12. deleting the phrases "retain an Advisor and/or to" and "that any determination to retain an Advisor which is an Affiliate shall be valid only if made or ratified with the approval of a majority of the Trustees; and provided further" from the second sentence of Section 5.1;

      13. deleting the phrase "(a) evaluate the performance of the Advisor before entering into or renewing an advisory contract; (b)" and "and the Advisor; and (c)" from the second paragraph of Section 5.1;

      14. deleting the phrase "and subject to the provisions of Section 5.4" and the words "the Advisor or" and "Other" from the first sentence of the third paragraph of Section 5.1;

      15.   deleting the last sentence of the third paragraph of
Section 5.1;

      16. deleting Section 5.2 in its entirety and substituting 5.2 [Reserved] in lieu thereof;

      17. deleting Section 5.3 in its entirety and substituting 5.3 [Reserved] in lieu thereof;

      18. deleting Section 5.5 in its entirety and substituting 5.5 [Reserved] in lieu thereof;

      19.   deleting the words "Advisor" and "Sponsor" from Section 6.1.4;

      20.   deleting the words "Advisor" and "Sponsors" from Section
6.1.10;

      21. deleting the phrase "the Sponsor, the Advisor or any Trustee or their" from the lead-in clause of Section 6.1.11;

      22. deleting the words "Sponsor, Advisor" and the word "thereof" from Section 6.1.11(i);

      23. deleting the phrase "the Sponsor, the Advisor, any Trustee or their" from Section 6.1.11(ii)(b);

      24.   deleting the phrase "the Sponsor or its Affiliates" from
Section 6.1.12 and substituting "any Affiliate" in lieu thereof and deleting the phrase "Sponsor or its Affiliates do" from Section 6.1.12 and substituting "Affiliate does" in lieu thereof;

      25. deleting the phrase "of the Advisor or the Sponsor" in the introductory language of Section 6.1.13 and deleting the phrase "Advisor or the Sponsor" in Section 6.1.13(ii) and substituting "Trust" in lieu thereof;

      26. delete the phrase "such investments in entities affiliated with the Advisor or its Affiliates will not be permitted unless a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Trust;" from Section 6.1.14;

      27. deleting the phrase "the Sponsor, the Advisor, any Trustee, Officer of any Affiliate thereof" in Section 7.9(b) and substituting "any Trustee, officer or Affiliate" in lieu thereof;

      28.   deleting the word "Advisor" from Section 8.5;

      29. deleting the phrase "the Sponsor, the Advisor" and the word "Advisor" from the first paragraph of Section 8.6; and

      30.   deleting the phrase "the Advisor or to" from Section 8.6.3.

      31.   deleting the last paragraph of Section 8.6 in its entirety;

      FURTHER RESOLVED, that the definition of "Chairman" in Article I,
Section 1.5 of our Declaration be, and hereby is, amended by deleting it in its entirety and substituting the following therefor:

            "Chairman" shall mean one of the Trustees designated by a majority of the Trustees to be Chairman of the Board of Trustees. The Chairman shall not have any powers not also delegated to the other Trustees, except as expressly provided herein or in the By-Laws.


PROPOSAL NUMBER FOUR: AMEND OUR DECLARATION TO REMOVE PROVISIONS GOVERNING OUR OPERATING EXPENSES.

      Section 5.4 of our Declaration contains provisions that establish parameters for our operating expenses. In particular, these provisions state that our "operating expenses" may not exceed the greater of:
(1)    two percent (2%)     <STRIKEOUT>2%</STRIKEOUT> of our "average
invested assets"; or (2)    twenty-five percent (25%)     <STRIKEOUT>25%
</STRIKEOUT> of our "net income" during any particular year.  Each of the terms in quotes is defined in Section 1.5 of the Declaration. If these limits are exceeded in any year, Section 5.4 states that if we have engaged an "Advisor," the Advisor will be required to reimburse us for the excess.
The provisions    contained in     <STRIKEOUT>of</STRIKEOUT> Section 5.4
essentially mirror provisions contained in Article IV(D) of the "Statement of Policy Regarding Real Estate Investment Trusts" as adopted by the National Association of State Securities Administrators ("NASAA") commonly referred to as the "NASAA Guidelines." The NASAA Guidelines are used by various state securities regulators to evaluate whether to permit the sale of securities in their respective states. At the time we publicly offered our shares in 1987, we were required to include the limits set forth in
Article IV(D) of the NASAA Guidelines in order to sell our shares in certain states. However, since our shares are included in the Nasdaq National Market System, we would not be required to comply with the NASAA Guidelines if we issue shares in the future. Also, the Guidelines are not absolute. Under the Guidelines an entity's independent directors or trustees may approve expenses that exceed the limits if they find that the additional expenses are justified. Further, under Massachusetts law, our trustees have the power to ratify expenses that exceed the limits.

          Accordingly, in     <STRIKEOUT>In</STRIKEOUT> our view, the
provisions contained in Section 5.4 may have initially served a useful purpose and may have been a relevant means of assessing performance since our assets consisted primarily of mortgage loans that had a book value equal to the amount of the principal of the loan and our net income was basically in the form of interest on these loans. The limits also provided
protection against excessive charges being imposed    upon     <STRIKEOUT>
on</STRIKEOUT> us by VMS as our    "Advisor".     <STRIKEOUT>advisor.
</STRIKEOUT>

      Today, we do not have an advisor and we do not believe that these limits provide a relevant means of assessing our current performance. Instead, we believe that the limits are inconsistent with our current business plan. Our board, including the independent trustees, annually approves our operating budget, and the independent trustees have ratified the "excess expenses" which have averaged approximately $6.6 million per year since 1993. Since we now own, acquire and operate properties, we now incur more expenses than when we merely made mortgage loans and now incur operating costs at each property. Our asset management staff is larger since more people are required to oversee equity investments than are necessary to oversee a mortgage portfolio. Additionally, we incur greater expenses for an increased accounting staff to account for equity as opposed to mortgage investments.

      We believe that these provisions are inconsistent with our existing business plan and may hinder our ability to finance our operations or conduct business generally. Therefore, our board has adopted the following amendment to our Declaration subject to your approval:

           RESOLVED, that Section 5.4 of the Declaration be and hereby is amended by deleting Section 5.4 in its entirety and substituting "Section
5.4 [Reserved]" in lieu thereof.


PROPOSAL NUMBER FIVE: AMEND OUR DECLARATION TO DELETE SECTION 9.4 AND THE DEFINITION OF "REGISTRATION STATEMENT"

      Section 9.4 of our Declaration contains provisions which we believe were previously relevant during the period before we issued shares under an effective registration statement, but which are no longer applicable. In 1986, we filed a registration statement with the Securities and Exchange Commission and issued shares thereunder. Since that time, Section 9.4 has had no effect and, along with the definition of "Registration Statement" which is used only in Section 9.4, these sections should also be deleted from our Declaration. Therefore, our board has adopted the following resolution, subject to your approval of the following:

            RESOLVED, that Article IX, Section 9.4 of our Declaration and the definition of "Registration Statement" in Article I, Section 1.5, shall be deleted in their entirety.

PROPOSAL NUMBER SIX: AMEND OUR DECLARATION TO ALLOW FOR THE DELIVERY OF PROXIES TELEPHONICALLY AND THROUGH THE USE OF ELECTRONIC MEDIA AND FOR THE DELIVERY OF NOTICE THROUGH THE USE OF ELECTRONIC MEDIA

      Advances in computers and electronic media technology are enabling companies to disseminate information to people at a faster and more cost-effective rate than traditional distribution methods. Until recently, on-line use of corporate information was generally limited to large corporations and institutional investors. The dramatic growth in the number of people who own personal computers is, however, enabling many investors to access corporate information on line. Many people believe that accessing information through electronic means permits investors to communicate quickly and efficiently with companies as well as with each other. Use of electronic media may also enhance the efficiency of the securities markets by allowing for the rapid dissemination of information to investors and financial markets in a more cost-efficient, widespread and equitable manner than traditional paper-based methods. In an effort to remain responsive to our shareholders, our board believes it would be
beneficial    for     <STRIKEOUT>to</STRIKEOUT> us and our shareholders to
be able to utilize a telephone or electronic media to return proxies and for us to deliver notice of meetings through electronic measures. Thus, our board has adopted the following amendments, subject to your approval, to Sections 7.8 and 7.11 of our Declaration:

            RESOLVED, Article VII, Section 7.8 of our Declaration be, and hereby is, amended by adding the following sentence to the end of the section:

                  A shareholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation, proxy support service organization or like agent duly authorized by the person or persons who will be the holder of the proxy to receive the transmission, provided that any telegram, cablegram, or electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the shareholder. For these purposes, "electronic transmission" shall mean any process of communicating that is suitable for retaining, retrieving and reproducing information by the recipient in a manner that does not directly involve the physical transfer of paper, including telephonic delivery pursuant to procedures adopted by the Board of Trustees.


            FURTHER RESOLVED, Article VII, Section 7.11 of our Declaration be, and hereby is, amended by deleting the last "or" of the section and replacing it with a comma and adding the following words to the end of the last sentence of the section: ". . .or by electronic transmission to a Shareholder that has previously, in writing, consented to the electronic transmission of notice and the Trust obtains evidence that the Shareholder actually received the information by electronic mail return receipt. For these purposes, "electronic transmission" shall have the meaning described in Article VII, Section 7.8."

              COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS


INDEPENDENT TRUSTEE COMPENSATION

      Each independent trustee is paid an annual fee of $20,000, payable quarterly, plus $1,000 for each board meeting, including meetings of board committees, attended in person and $500 an hour for each Board meeting, including committee meetings held by telephonic conference call. Each independent trustee is also reimbursed for out-of-pocket expenses incurred in attending board meetings. We also award each person serving as an independent trustee an option to purchase 2,000 of our common shares ten days after each annual meeting. All options granted to the independent trustees vest and become exercisable in the following installments: (1)
   fifty percent (50%)     <STRIKEOUT>50%</STRIKEOUT> on the first
anniversary of the grant; and (2)    fifty percent (50%)     <STRIKEOUT>50%
</STRIKEOUT> on the second anniversary of the grant.

EXECUTIVE OFFICERS

      The board of trustees annually elects our executive officers and,
subject to these officer's employment agreements, may remove    each
<STRIKEOUT>these</STRIKEOUT> officers at any time.  Listed below is information about our executive officers, except for information regarding Leonard G. Levine which can be found in the description of Proposal Number One.

      NEIL D. HANSEN. Mr. Hansen, age 52, has been our first vice president since 1991 and oversees our asset management group. Mr. Hansen received a B.S. degree in finance from the University of Illinois and a master of management degree from Northwestern University. Mr. Hansen previously served as First Vice President of each of the Banyan Funds and
   is currently serving in the same position for     BSRT Management Corp.
Mr. Hansen is a certified public accountant.

      ROBERT G. HIGGINS. Mr. Higgins, age 47, has served as our vice president and general counsel since 1992 and as secretary since 1995. Mr. Higgins received a B.A. degree in government from the University of Notre Dame and a J.D. degree from Loyola University of Chicago. Mr. Higgins concentrates his practice in the areas of real estate development, finance, acquisition, land use, sales, lending and general corporate business practice. Mr. Higgins previously served as vice president, general counsel
and secretary of each of the Banyan Funds and    is currently serving in
the same position for     BSRT Management Corp.  Mr. Higgins is admitted to
the bar in the States of Illinois, Minnesota and Texas.  Mr. Higgins
   also     practices law as a sole practitioner.

      JOEL L. TEGLIA. Mr. Teglia, age 37, has served as our vice president and chief financial officer since 1994. Prior to his appointment, Mr. Teglia provided various services to us in his capacity as controller for BSRT Management Corp. (f/k/a Banyan Management Corp.), a position that he held from 1991 to 1994. He received a B.A. degree in accounting from the University of Notre Dame. Mr. Teglia previously served as vice president
and chief financial officer of each of the Banyan Funds and    is currently
serving in the same positions for     BSRT Management Corp.  Mr. Teglia is
a certified public accountant.

      JAY E. SCHMIDT. Mr. Schmidt, age 48, has served as our vice president of investments since 1995. From 1992 to 1995, he served as vice president of investments for BSRT Management Corp. Mr. Schmidt received a B.A. degree from Franklin and Marshall College and a J.D. degree from the University of Wisconsin. He is a licensed real estate broker and an attorney admitted to the bar in the State of Wisconsin.

EXECUTIVE COMPENSATION

      This table shows compensation paid to our chief executive officer and our next three most highly compensated executive officers during the last three years.

     (a)                 (b)       (c)     (d)         (e)          (f)           (g)       (h)          (i)
                                      ANNUAL COMPENSATION              LONG-TERM COMPENSATION
                                 -----------------------------   ----------------------------------
                                                                          AWARDS           PAYOUTS
                                                                 -----------------------   -------
                                                                              SECURITIES
                                                     OTHER       RESTRICTED   UNDERLYING
                                 SALARY              ANNUAL        STOCK       OPTIONS/     LTIP     ALL OTHER
     NAME                 YEAR    (2)     BONUS   COMPENSATION    AWARD(S)     SARS(#)     PAYOUTS  COMPENSATION
     ----                 ----   ------   -----   ------------   ----------   ----------   -------  ------------
Leonard G. Levine,
President and
Chief Executive Officer
   . . . . . . . . . . .  1998  $206,100$146,382
                          1997  $195,540                         $2,319,292                 $66,985
                          1998  $189,247                             $7,700

<STRIKEOUT>. . . . . . .  1998  $206,100$149,895
                          1997  $195,540                         $2,319,292
                          1996  $189,247                             $7,700                 $66,985
</STRIKEOUT>

Jay E. Schmidt
Vice President-
Investments. . . . . . .  1998  $170,307 $41,908
                          1997  $165,281 $35,000
                          1996  $154,615 $35,000

Neil D. Hansen
First Vice President . .  1998  $205,860 $48,990
                          1997  $192,546 $20,000
                          1996

Joel L. Teglia
Vice President and
Chief Financial
Officer. . . . . . . . .  1998  $126,825 $30,755
                          1997   $95,160 $10,000
                          1996





(1) As of the fiscal year ended December 31, 1998, Mr. Levine owned 512,504 shares of beneficial interest which he is restricted from transferring except in compliance with the registration requirements of federal and state securities law. The value of these shares as of December 31, 1998, without any discount for the transfer restrictions was $2,882,835.

(2) Includes the lesser of 3% of base compensation or $4,800 which was contributed by us to each employee's 401(k) plan.



EMPLOYMENT AGREEMENTS.

      MR. LEVINE.

   We entered into the existing     <STRIKEOUT>We have
entered into an existing</STRIKEOUT> employment agreement with Mr. Levine,
our president and chief executive officer    on March 11, 1998, although
the agreement became effective retroactively as of October 1, 1997    .
This contract has a term expiring on December 31, 2001. <STRIKEOUT>The agreement, was signed on March 11, 1998, but became retroactively effective
as of October 1, 1997.  Under</STRIKEOUT>    As noted above, the election
of Messrs. Levinson, Peck and Schafran will constitute a "Change of Control" under Mr. Levine's employment agreement. The effect of this event is described below. Without giving effect to the "Change of Control"
under     the agreement, we pay Mr. Levine a base salary equal to $200,000 per year through December 31, 1999 increasing to $210,000 per year during the last two years of the agreement. In addition, Mr. Levine may earn incentive compensation during each year of the agreement equal to 62.5% of the base salary for that year, subject to us achieving certain predetermined levels of "funds from operations" increased by .03 for each one percentage point that our actual per share "funds from operations" exceed the target and decreased (but not below zero) by .04 for each one percentage point our actual per share "funds from operations" is below the target amount. The first period for which this incentive compensation
   could be     <STRIKEOUT>was</STRIKEOUT> earned was the fifteen months
from October 1, 1997 through December 31, 1998. For the fifteen months ended December 31, 1998, this target was $0.95 per share. Our actual "funds from operations" for this period was $0.935 per share. For this first period, the base salary used in calculating the bonus was $250,000 comprised of $50,000 for the last three months of 1997 and $200,000 for 1998. Thus, Mr. Levine earned incentive compensation equal to $146,382 for the fifteen months ended December 31, 1998. We have also granted
Mr. Levine non-qualified stock options to purchase an aggregate of 350,000 shares of our common shares of beneficial interest at an exercise price equal to $5.50 per share.

      Options to purchase 100,000 of these shares vested and became exercisable when we signed the agreement with Mr. Levine. Options to purchase an additional 100,000 shares will vest and become exercisable in 25,000 share increments at the end of each calendar year of the agreement with the first increment of 25,000 shares having vested and become exercisable on December 31, 1998 and the second increment will vest and become exercisable on December 31, 1999. Options to purchase an additional 50,000 shares will vest and become exercisable if, during any consecutive thirty (30) trading days during the term of the agreement, the closing price of our common shares averages at least $8.50 per share. Options to purchase an additional 100,000 shares will vest and become exercisable on a proportionate basis if, during any thirty (30) consecutive trading days during the term of the agreement, the closing price of the our shares averages more than $8.50 per share with full vesting occurring with respect to 75,000 shares if the closing price averages $9.00 per share, and $10.00 per share with respect to the other 25,000 shares. As of December 31, 1998, none of the options subject to the performance of our share price
   had     <STRIKEOUT>has</STRIKEOUT> vested.

      The number of shares underlying the options and the exercise price of
each option    is     <STRIKEOUT>are</STRIKEOUT> subject to adjustment from
time to time if we:    (1)     <STRIKEOUT>(i)</STRIKEOUT> issue or sell
additional common shares in exchange for consideration at a price less than
the prevailing market price of our shares;    (2)     <STRIKEOUT>(ii)
</STRIKEOUT> issue or sell warrants with exercise prices less than the
prevailing market price;    (3)     <STRIKEOUT>(iii)</STRIKEOUT> declare a
dividend or otherwise make a distribution to our shareholders in the form
of additional common shares;    (4)     <STRIKEOUT>(iv)</STRIKEOUT>
subdivide our outstanding common shares into a larger number of common
shares; or    (5)     <STRIKEOUT>(v)</STRIKEOUT> combine our outstanding
common shares into a smaller number of common shares. Mr. Levine must exercise the options by October 1, 2007, except that if he dies or becomes permanently disabled during the term of the agreement, then all options which have vested must be exercised within one year of death or permanent disability. Upon Mr. Levine's death or permanent disability, all options not yet vested, but which would vest within six months either by passage of time or satisfaction of the various performance standards, will be deemed vested and become exercisable within the same one-year time period.

      The agreement also requires us to provide Mr. Levine with both life and disability insurance benefits during the term of the agreement, as well as all non-wage benefits we provide to our other salaried employees. We
have the right to terminate Mr. Levine's employment    under the existing
agreement     within thirty (30) calendar days after we file our annual
report on Form 10-K with the Securities and Exchange Commission for the preceding year if we do not achieve certain earnings before interest, taxes, depreciation and amortization, or EBITDA for short, targets for that year. For the fifteen months ended December 31, 1998, this earnings target was $1.54 per basic common share. Our actual EBITDA for this period was $1.94 per share. We may also terminate Mr. Levine for "Just Cause." For purposes of the agreement, "Just Cause" exists if Mr. Levine is convicted of, or has a civil judgment rendered against him for theft or embezzlement of our property, is convicted of a felony resulting in injury to our business property or reputation, or if a civil judgment is rendered that Mr. Levine breached his duty of loyalty to us or if an arbitrator determines that Mr. Levine has refused to perform, or willfully failed to perform, his material duties under the agreement or committed intentional acts that caused material damage to our business or properties or performed his material duties in a manner that constituted gross negligence.

         As noted above,     Mr. Levine has the right to terminate the
agreement upon ninety (90) days' notice to us for any reason (the "Notice Termination"), or upon a "Change of Control" or "Constructive Termination."

For these purposes, a "Change of Control" occurs if the members of our board as of October 1, 1997 fail to constitute a majority of the members of the board, except for individuals consented to by Mr. Levine, or if our shareholders adopt a plan of liquidation or take other action having the effect of a plan of liquidation without the recommendation and approval of our board.

         In the new agreement, the definition of a "Change of Control" under the existing agreement has been modified (1) so that the board members in place on the date that the new agreement is signed are considered the existing board members; (2) to remove the adoption of a plan of liquidation or the taking of other action having the effect of a plan of liquidation from the definition; and (3) to provide that the board position occupied by Mr. Levinson will not be deemed to have changed if the position is occupied by an employee of Morgens, Waterfall, Vintiadis & Co., Inc. or
one of its affiliates.      A "Constructive Termination"    under the
existing agreement     occurs if Mr. Levine's authority is materially
reduced or if there is a material adverse change in his working conditions or we require him to relocate from the Chicago metropolitan area. If Mr.
Levine terminates the    existing     agreement upon a "Change of Control"
or is deemed to suffer a "Constructive Termination," we will be obligated to pay Mr. Levine all amounts that could have been paid under the agreement including all incentive compensation. Additionally, all of the options that we granted to Mr. Levine when we signed the agreement will become
vested and immediately exercisable.  If Mr. Levine is not    employed by
us     <STRIKEOUT>in our employ</STRIKEOUT> on January 1, 2002 pursuant to a written employment agreement, and has not then died or become permanently disabled, we are obligated to pay Mr. Levine $210,000, unless we had previously terminated the agreement either due to our failing to achieve certain performance standards or for "Just Cause" or if the agreement is terminated by Mr. Levine by a "Notice Termination."

      <STRIKEOUT>MESSRS. HANSEN, SCHMIDT AND TEGLIA.</STRIKEOUT>  Since the
election of Messrs. Levinson, Peck and Schafran constitutes a "Change of Control," under the existing agreement we are obligated to pay Mr. Levine $_____ representing the amount of incentive compensation due under the agreement. In addition, we would be without a chief executive officer and would likely incur costs to recruit and hire a replacement. Further, any replacement executive would also have to spend time familiarizing himself or herself with our assets and business.

      Consequently, the nominees for election to our board (excluding Mr. Levine who recused himself from the discussions) concluded that we would be better served by revising Mr. Levine's employment arrangements, thus retaining his services as president and chief executive officer. The following is a summary of the important differences between Mr. Levine's existing and the proposed new employment agreements:

      TERM OF AGREEMENT: The initial term of the existing employment agreement remains in effect until December 31, 2001. If, however: (1) we adopt a plan of liquidation; (2) we sell substantially all of our assets in a single or series of related transactions; (3) we merge with another entity and, as a result, we are not the surviving entity and our shareholders do not own more than 50% of the shares of the new entity; or
(4) a majority of the board changes again following completion of our annual meeting but prior to any of the other above events occurring, the existing employment agreement will terminate and the new agreement will become effective for a period equal to thirty (30) months commencing on the effective date, subject to renewal options.

      LIQUIDATION SALARY: If the new agreement becomes effective, we have agreed to pay Mr. Levine a base salary equal to $17,500 per month during the liquidation term. This monthly salary equates to the base salary which Mr. Levine earns on an annual basis equal to $210,000 per year. If we have adopted a plan of liquidation which takes longer than thirty (30) months to complete, and we renew Mr. Levine's agreement, we have agreed to pay him a salary equal to $250,000 per year for services during that extended time frame.

      LIQUIDATION COMPENSATION: If the new agreement becomes effective, we have also agreed to pay Mr. Levine all of the base salary which he would have been paid during the remaining term of the existing agreement as though he had terminated that agreement as a result of a change of control, plus the difference between $387,500 and all incentive compensation which Mr. Levine earns and is paid or is payable to Mr. Levine between the date that the "Change of Control" occurs and the effective date of the new agreement. Mr. Levine currently earns a base salary equal to $210,000 per annum through December 31, 2001. The payment of incentive compensation effectively represents the amount that Mr. Levine would have been paid had he terminated the existing agreement upon election of Messrs. Levinson, Peck and Schafran. Mr. Levine agreed to waive his right to terminate the existing employment agreement and defer the payment so long as we agreed to pay him those amounts if an event later occurs that triggers effectiveness of the new agreement. In addition, under Mr. Levine's existing agreement, he is entitled to a severance payment equal to $210,000 if he is not employed by us on January 1, 2002. Mr. Levine has also agreed to waive his right to payment of this amount until the effective date of the new agreement.

      LIQUIDATION INCENTIVE COMPENSATION: If the new agreement becomes effective and we adopt a plan of liquidation, Mr. Levine will be able to earn incentive compensation based on the amount of proceeds actually distributed in liquidation to our shareholders. In particular, we will pay Mr. Levine a percentage of a base amount based on the aggregate distributions to our shareholders. The base amount for these purposes is $420,000. The percentages range from 50% to 200%. Mr. Levine will earn 100% of the base amount if the present value of the total per share distribution to shareholders in a liquidation falls in the range of $6.25- $6.49 per share. He will be able to earn up to 200% of the base amount if
   these     distributions reach at least $7.25 per share.  In contrast,
Mr. Levine will not earn any incentive compensation unless the aggregate distributions equal at least $5.75 per share. For these purposes, distributions will include amounts that we may use to repurchase our shares in the open market or by means of a tender offer.

      OPTIONS: Under Mr. Levine's existing agreement, he was granted options to purchase a total of 350,000 shares, some of which were vested at the time he signed the agreement and some of which vest over time if our share price reaches certain targets. As part of the revised employment arrangements, we have agreed that all of the options will vest upon signing the new agreement. We have also agreed to lend Mr. Levine, on a non-recourse basis, an amount sufficient to exercise these options. The loan will bear interest at an annual rate equal to 6.5% and mature five years after the date it is signed. Any options Mr. Levine does not exercise within thirty (30) days following execution of the new employment agreement will be cancelled.

      PAYMENTS DUE ON CHANGE OF CONTROL OR CONSTRUCTIVE TERMINATION: If Mr. Levine terminates the new agreement after it becomes effective due to a change of control or because any of the events (other than adoption of a plan of liquidation) triggering effectiveness of the new agreement occurs, then we are required to immediately pay all of the amounts he would have earned during the liquidation term in salary ($17,500 per month) for a total not to exceed thirty (30) months discounted to present value plus an amount equal to 180% of the base amount of incentive compensation that Mr. Levine can earn during the pendency of a plan of liquidation ($756,000) less any of the liquidation incentive compensation previously paid to Mr. Levine as well as to continue paying premiums on the life and disability insurance policies which we have agreed to pay under Mr. Levine's existing agreement.

         MESSRS. HANSEN, SCHMIDT AND TEGLIA.      We have also entered into
employment agreements with each of Messrs. Hansen, Schmidt and Teglia. These agreements were signed on March 4, 1999 but became effective as of December 31, 1998. Pursuant to these agreements, we <STRIKEOUT>will
</STRIKEOUT> pay Mr. Hansen an annual base salary of $213,040; we
<STRIKEOUT>will</STRIKEOUT> pay Mr. Schmidt an annual base salary of
$176,680; and we <STRIKEOUT>will</STRIKEOUT> pay Mr. Teglia an annual base salary of $138,240. We may award each executive a bonus, or other compensation, but are under no obligation to do so. Each executive is eligible for all non-wage benefits we offer to our salaried employees and will be reimbursed for reasonable business expenses. Additionally,
pursuant to each agreement, we    are required to     <STRIKEOUT>will
</STRIKEOUT> indemnify and hold harmless each executive from liabilities each may incur as a result of performing <STRIKEOUT>his</STRIKEOUT> duties
under    his     <STRIKEOUT>their respective</STRIKEOUT> employment
   agreement     <STRIKEOUT>agreements</STRIKEOUT>.

      Each employment agreement expires on December 31,    2000
<STRIKEOUT>1999</STRIKEOUT> but is automatically renewed for successive one-year periods unless either party delivers at least ninety (90) days' written notice to the contrary. We have the option of terminating each agreement if we undergo a "Change in Control." We may also terminate each executive for "Just Cause." For purposes of these agreements, these terms have the same meaning ascribed to these terms under Mr. Levine's existing employment agreement. Thus, the election of Messrs. Levinson, Peck and Schafran constitutes a "Change of Control" under each of these employment agreements. The nominees have indicated, however, that, if
elected, they will not exercise the termination rights.     <STRIKEOUT>
agreement.</STRIKEOUT> Each of Messrs. Hansen, Schmidt and Teglia may terminate his respective employment agreement at any time by giving us at least ninety (90) days' written notice.

      If we terminate an employment agreement for "Just Cause" or if any of Messrs. Hansen, Schmidt or Teglia exercises his right to terminate the agreement, we will have no further obligations under the terminated agreement. If, however, we terminate an agreement other than for "Just Cause" or the expiration of the term, we are required to pay the terminated executive the salary he was due to earn during the remainder of his term plus the salary he would have earned for the twelve months following the expiration of the term. Additionally, we are required to provide the terminated executive coverage, at our expense, under our group health and life insurance policies for the same period. Further, if we terminate an employment agreement due to a "Change in Control," we are required to pay the terminated executive an amount equal to the executive's incentive bonus (if any) for our most recently completed fiscal year. If we do not renew an employment agreement, we are required to pay the executive severance in an amount equal to one-half of the executive's salary.


STOCK OPTION GRANTS

      This table shows options to purchase shares of beneficial interest we granted during 1998 to our chief executive officer and our three most highly compensated executive officers.

                                      STOCK OPTION GRANTS IN 1998 FISCAL YEAR
                                      ---------------------------------------
     (a)                    (b)             (c)            (d)            (e)              (f)            (g)
                                                                                          Potential Realized
                                                                                          Value at Assumed
                         Number of     % of Total                                       Annual Rates of Stock
                         Securities     Options                                          Price Appreciations
                         Underlying    Granted to        Exercise                          for Option Term
                          Options      Employees in      or Base       Expiration     --------------------------
Name                      Granted      Fiscal Year        Price          Date              5%             10%
----                     ----------    ------------     ----------     ----------      ----------     ----------
Jay E. Schmidt . . .         16,000         14%           $5.375     Dec. 1, 2008         $54,085       $137,062
Neil D. Hansen . . .         16,000         14%           $5.375     Dec. 1, 2008         $54.085       $137,062
Joel L. Teglia . . .         14,000         12%           $5.375     Dec. 1, 2008         $47,324       $119,929



                           AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE
                           ------------------------------------------------------------

     (a)                      (b)              (c)                   (d)                  (e)
                                                               Number of
                                                               Securities            Value of
                                                               Underlying          Unexercised
                                                               Unexercised         In-the-Money
                                                             Options/SARs at      Options/SARs at
                                                                FY-End (#)            FY-End ($)
                            Shares
                          Acquired on        Value            Exercisable/         Exercisable/
    Name                    Exercise        Realized          Unexercisable        Unexercisable
    ----                  -----------       ----------        --------------      ---------------
Leonard G. Levine. .          --               --                   --                   --
Jay E. Schmidt . . .          1,665           $4,444               6,667/                  $0/
                                                                   32,668               $9,153
Neil D. Hanson . . .          1,665           $3,820               6,667/                  $0/
                                                                   32,668               $9,153
Joel L. Teglia . . .          1,665           $3,820               5,000/                  $0/
                                                                   27,335               $8,653

         The election of Messrs. Levinson, Peck and Schafran will constitute a "Change of Control" under the option agreements that we have entered into with each employee or advisor who has been granted options. Under these existing option agreements, if the person is terminated following a "Change of Control," all outstanding options become immediately exercisable. The nominees have stated that they intend to adopt a resolution approving an amendment to each of these option agreements vesting all of the options regardless of whether the person is terminated. In addition, if the nominees are elected, they intend to offer all of our current employees and advisors who hold options, the opportunity to exercise all of the vested but unexercised options with the proceeds of a loan from us. The loan will be on substantially the same terms as the loan that we have agreed to make to Mr. Levine. For example, it would be non-recourse and bear interest at an annual rate of 6.5%. Like Mr. Levine, each person will be required to pledge all shares purchased with the proceeds of the loan to secure the payment of principal and interest on the loan. The loan program will be available until ____________________, 1999.

If all of the vested but unexercised options are exercised and funded by the proceeds of those loans, we would be required to loan approximately $3.5 million to these persons (including amounts loaned to Mr. Levine).
All loans will mature in five years; provided that any person who terminates his or her employment or whom we terminate will be required to repay the loan and all accrued interest by surrendering the shares securing the loan or by tendering sufficient funds to pay all amounts owing within _____ months of terminating employment.

   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based solely upon a review of (1) Forms 3 and 4 and amendments thereto furnished to us pursuant to Rule 16a-3(e) under the Exchange Act during the fiscal year ended December 31, 1998, (2) any Forms 5 and amendments thereto furnished to us with respect to the fiscal year ended December 31, 1998, and (3) any written representations referred to in subparagraph (b)(2)(i) of Item 405 of Regulation S-K under the Exchange Act, no person who at any time during the fiscal year ended December 31, 1998 was a director, officer or, to our knowledge, a beneficial owner of more than 10% of our outstanding common shares failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 1998 or prior fiscal years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information as of    October 14,
<STRIKEOUT>February 28,</STRIKEOUT> 1999 regarding the number and percentage of our outstanding common shares beneficially owned by:
   (1)     <STRIKEOUT>(i)</STRIKEOUT> each trustee    and each nominee for
trustee; (2)     <STRIKEOUT>(ii)</STRIKEOUT> each executive officer; and
   (3) <STRIKEOUT>(iii)</STRIKEOUT> all trustees and executive officers as a group. The table also sets forth information as of December 31, 1998 with respect to any person known to us to be the beneficial owner of more than five percent of our outstanding common shares. Information with respect to Morgens Waterfall Income Partners, L.P., Magten Asset Management Corp. and FMR Corp. listed in the table below, including the notes, is based solely on copies of statements filed under Section 13(d) or 13(g) of the Exchange Act, and we have not independently confirmed this information.

Share amounts and percentages shown for each person or entity are adjusted to give effect to common shares that are not outstanding but may be acquired by a person or entity upon exercise of all options exercisable by such entity or person within sixty days of the date of the date hereof. However, those common shares are not deemed to be outstanding for the purpose of computing the percentage of outstanding common shares beneficially owned by any other person.

                                     Amount and
                                      Nature of
Name and Address of                 Beneficially        Percent
Beneficial Owner                        Owned          of Class
-------------------                 ------------       ---------

Morgens Waterfall Income              2,192,501          16.4%
Partners, L.P.(1)
  Restart Partners, L.P.
  Restart Partners II, L.P.
  Restart Partners III, L.P.
  Restart Partners IV, L.P.
  Restart Partners V, L.P.
  Endowment Restart, L.L.C.
  10 East 50th Street
  New York, NY  10022

Magten Asset Management Corp. (2)                        8.7%
  Mellon Bank, N.A. as Trustee for    1,164,500
  the General Motors Employees
  Domestic Group Pension Trust       <STRIKEOUT>
  General Motors Investment           1,165,400
  Management Corporation            </STRIKEOUT>
  350 East 21st Street
  New York, New York  10010

FMR Corp.(3)                          1,038,050          7.8%
  Fidelity Management &
  Research Company
  Fidelity Low-Priced Stock Fund
  Fidelity Management Trust Company
  Edward C. Johnson 3d
  Abigail P. Johnson
  82 Devonshire St.,
  Boston, MA 02109


Daniel Levinson                          --                *



Leonard G. Levine,
 President (4)                         637,504           4.7%


<STRIKEOUT>
Leonard G. Levine,                     612,504           4.6%
  President (4) (5)
</STRIKEOUT>


Neil D. Hansen,                        19,111              *
  First Vice President


<STRIKEOUT>
Neil D. Hansen,                        17,162              *
  First Vice President (4)
</STRIKEOUT>


Stephen M. Peck                          --                *

L.G. Schafran                            --                *

                                     Amount and
                                      Nature of
Name and Address of                 Beneficially        Percent
Beneficial Owner                        Owned          of Class
-------------------                 ------------       ---------


Jay E. Schmidt,                         6,062              *
  Vice President


<STRIKEOUT>
Jay E. Schmidt,                         5,981              *
  Vice President (4)
</STRIKEOUT>

<STRIKEOUT>
Robert G. Higgins,                      5,655              *
  Vice President,
  General Counsel
  and Secretary (4)(6)
</STRIKEOUT>


Joel L. Teglia,                         3,958              *
  Chief Financial Officer


<STRIKEOUT>
Joel L. Teglia,                         3,525              *
  Chief Financial Officer (4)
</STRIKEOUT>

Walter E. Auch, Sr.                     1,000              *

Norman M. Gold                          1,000              *

Marvin A. Sotoloff                      1,000              *


All Trustees and                       669,635           5.0%
Named Executive Officers
of the Trust, as a group
(eight persons)


<STRIKEOUT>
All Trustees and
Executive Officers of
  the Trust, as a group
  (eight persons)                      647,827           4.8%
</STRIKEOUT>

*  less than 1%

(1) Does not include the conversion of a $7.4 million loan which is outstanding and is convertible into shares of our convertible preferred stock at a price of $100 per share, which may, in turn, be converted into our common shares at a price of $5.15 per share. Certain affiliates of Morgens Waterfall Income Partners, L.P. have filed reports with the SEC pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") indicating combined ownership of five percent
(5%) or more of the outstanding common shares.  As of    April 28,
1999,     the date of    their 13d filing     <STRIKEOUT>this
prospectus</STRIKEOUT>: (i) Morgens Waterfall Income Partners, L.P. owns 83,315 common shares; (ii) Restart Partners, L.P. owns 418,768 common shares; (iii) Restart Partners II, L.P. owns 692,830 common shares; (iv) Restart

      Partners III, L.P. owns 482,350 common shares; (v) Restart Partners IV, L.P. owns 304,758 common shares; (vi) Restart Partners V, L.P. owns 100,855 common shares; (vii) Endowment Restart, L.L.C. owns 109,625 common shares. Although John C. Waterfall and Edwin H. Morgens do not directly own any common shares, each of them may be deemed an indirect beneficial owner of 2,192,501 common shares by virtue of their effective control over the operation of each of the affiliated entities listed above. Furthermore, Morgens Waterfall Capital, L.L.C. may be deemed an owner of 83,315 common shares by virtue of its position as general partner of Morgens Waterfall Income Partners, L.P.

(2) According to filings made with the SEC, Magten Asset Management Corp. ("Magten") is an investment advisor registered under the Investment Advisors Act of 1940. Magten has filed reports with the SEC pursuant to
Section 13(d) of the Exchange Act, indicating ownership of five percent
(5%) or more of the outstanding common shares.     As of April 28, 1999,
the date of their latest 13d filing,     Magten has shared dispositive
power over    1,112,400     <STRIKEOUT>1,897,605 </STRIKEOUT> common
shares, and shared voting power over    328,600     <STRIKEOUT>1,436,005
common shares. The General Motors Employees Domestic Group Pension Trust (the "GM Trust") receives investment management services from General Motors Investment Management Corporation (the "GM Advisor"), an investment advisor registered under the Investment Advisors Act of 1940. Magten provides investment management services to the GM Trust. The GM Trust and the GM Advisor have shared voting and dispositive power over 651,055 common shares, or 4.9% of the outstanding common shares. Each of the GM Trust and the GM Advisor disclaims beneficial ownership of these</STRIKEOUT> common shares.

(3) FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson (who together with other members of the Johnson family may be deemed to form a controlling group with respect to FMR Corp.) have filed reports with the SEC pursuant to Section 13(d) of the Exchange Act, indicating combined ownership of five percent (5%) or more of the outstanding common shares.
As of the date of    their latest filing,     <STRIKEOUT>this
prospectus,</STRIKEOUT> Fidelity Management & Research Company, an investment advisor registered under the Investment Advisors Act of 1940, and Fidelity Low-Priced Stock Fund, an investment company which Fidelity Management & Research Company serves as investment advisor, owned
   919,250     <STRIKEOUT>991,750 </STRIKEOUT> common shares or
   6.89%     <STRIKEOUT>7.47% </STRIKEOUT> of the outstanding common
shares.  Edward C. Johnson 3d and FMR Corp. each has sole dispositive power
over these    919,250     <STRIKEOUT>991,750</STRIKEOUT> common shares, but
neither has sole voting power over these common shares.  As of the date of
   their latest filing,     <STRIKEOUT>this prospectus, </STRIKEOUT>
Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp., owned 118,800 common shares or .9% of the outstanding common shares as a result of serving as investment manager of institutional accounts. Edward
C. Johnson 3d and FMR Corp. each has voting and dispositive power over these 118,800 common shares.

(4)      Includes options to purchase 25,000 common shares.
<STRIKEOUT>The business address for each of Messrs. Hansen, Higgins,
Levine, Schmidt and Teglia is 150 S. Wacker Drive, Suite 2900, Chicago, Illinois 60606.</STRIKEOUT>

<STRIKEOUT>

(5)   Includes options to purchase 100,000 common shares.

(6) Includes 775 common shares owned by Mr. Higgins' daughter. Mr. Higgins disclaims beneficial ownership of these common shares.

     We are not aware of any arrangements, the operation of which may at a subsequent date result in a change of control.

</STRIKEOUT>

         As described herein, the election of Messrs. Levinson, Peck and Schafran will constitute a "Change of Control" under the employment agreements that we have entered into with Messrs. Levine, Hansen, Schmidt and Teglia. The impact of the change is described above under the heading "Compensation of Trustees and Executive Officers - Employment Agreements." In addition, the election of these persons also constitutes "Change of Control" under the option agreements that we have entered into with each of our employees. The impact of the change under each of these agreements is discussed above under the heading "Compensation of Trustees and Executive Officers - Stock Option Grants."

            BOARD OF TRUSTEES REPORT ON EXECUTIVE COMPENSATION

      The board of trustees has formed a separate committee comprised entirely of the independent trustees to review the compensation of executive officers, including those named in the Summary Compensation Table contained in this Proxy Statement as well as approving awards made under our 1997 Omnibus Stock and Incentive Plan.

      We have designed our executive compensation policies to attract and retain high caliber executives and motivate them to superior performance for the benefit of our shareholders. We pay base salaries that we attempt to link to competitive factors with increases based primarily on merit. In setting cash compensation for our executive officers, we consider a range of amounts paid to executives who are employed in similar positions in companies primarily in the real estate industry with asset size and other characteristics comparable to ours. We do not, however, rely on a specific list of entities to make this comparison.

      To provide for stability in our executive management team, we have entered into contracts with Messrs. Levine, Hansen, Schmidt and Teglia. Each of these agreements sets forth a specific base salary that is paid to the individual over the term of the agreement. The committee also reviews proposed increases in base salary for each executive officer as their respective contracts expire, taking into account the individual's accomplishments as well as current salary within the range for his or her level. Greater weight is normally given to accomplishing objectives and standards than to the executive's current salary level within his or her level, although specific weights for each factor have not been established.

In addition, salary can be substantially increased if an executive officer is promoted to a higher position with greater responsibilities.

      Mr. Levine is given the responsibility of recommending both the amount of bonus and for establishing the performance criteria for earning a bonus to be paid to our other executive officers. The amount of any of these bonus payments is tied, in part, to our financial performance and in part to the individual achieving specific individual goals established for the year in discussions between the individual and Mr. Levine. As part of our yearly budgeting process, we review Mr. Levine's recommendations and approve or make changes if necessary. For the fiscal year ended
December 31, 1998 we used, and for the fiscal year ending December 31, 1999 we will use, the same performance criteria used in Mr. Levine's contract.

      Mr. Levine is also eligible to earn an annual incentive bonus equal to a percentage of his base salary. The amount of the bonus is based on our "funds from operations" reaching certain levels. For example, for the fiscal year ended December 31, 1998, Mr. Levine's target "funds from operations" for the fifteen-month period beginning October 1, 1997 and ending on December 31, 1998 was $0.95 per share. His actual bonus is increased or decreased based on our actual performance compared to the target. The actual amount of funds from operations for this period was $0.935 per share, and Mr. Levine received a bonus equal to $146,382 or 93.68% of the target. The target "funds from operations" for the year ending December 31, 1999 is $0.85 per share. At the time that we signed the agreement with Mr. Levine, we granted him options to purchase 350,000 common shares. Over 40% of these options are subject to vesting provisions that are tied to the performance of our stock price. For example, to be fully vested, our stock price must increase over 75% from the value at which the exercise price was established ($5.50 per share) and must increase over 50% to $8.50 per share for Mr. Levine to become partially vested in the "incentive options."

      We also grant options on our yearly basis to our other employees and officers based typically on recommendations made by Mr. Levine. The vesting of these options is typically not subject to the Trust's financial performance, but instead is tied to the individual remaining employed by the Trust for a certain period of time. All option awards are designed to further motivate executive performance and to further align the interests of the Trust's officers and employees with those of the Trust's shareholders.



                            Walter E. Auch, Sr.
                              Norman M. Gold
                            Marvin A. Sotoloff

                             PERFORMANCE GRAPH

      The graph below compares the cumulative total return on our common shares for the last five fiscal years, with the cumulative total return on the Standard & Poor's 500 Index and with the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), Equity REIT Total Return Index for all equity REITs over the same period (assuming the investment of $100 in our common shares, the S&P 500 Total Return Index and the NAREIT Equity REIT Total Return Index on December 31, 1993, and the reinvestment of all dividends). For the year ended December 31, 1994, we utilized the NAREIT Equity Index for comparison to industry or peer performance. Beginning with the fiscal year ended December 31, 1995, we switched to NAREIT's Equity REIT Total Return Index, which excludes REITs operating healthcare facilities for comparison to industry or peer performance since we believe this index provides a more meaningful comparison.


              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
             AMONG THE COMPANY, THE S&P 500 TOTAL RETURN INDEX
               AND THE NAREIT EQUITY REIT TOTAL RETURN INDEX

Year-End Data       1993     1994     1995      1996     1997     1998
-------------      ------   ------   ------    ------   ------   ------

BSRT               100.00   109.55   120.28    124.27   183.35   211.36
S&P 500 Index      100.00   101.31   139.23    171.19   228.32   293.57
NAREIT Equity
Index (without
Health Care)       100.00   103.17   118.92    160.86   193.45   159.59


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During the fiscal year ended December 31, 1998, we paid no salary to, but purchased legal services from, Robert G. Higgins, our vice president, secretary and general counsel

   .  We paid Mr. Higgins    , in the
aggregate   ,     <STRIKEOUT>amount of</STRIKEOUT> $391,400    for these
services    .  We also provide Mr. Higgins with office space and equipment.

Mr. Higgins does not pay any rent for the use of office space and equipment. Instead, Mr. Higgins provides us with a 20% discount for all time Mr. Higgins and his employees bill to us. Mr. Higgins also reimburses us for the cost of two full-time and certain part-time employees. For the fiscal year ended December 31, 1998, Mr. Higgins reimbursed us for a total
of $161,129.     During     <STRIKEOUT>In addition, during</STRIKEOUT> the
fiscal year ended December 31, 1998, we paid Adam Levine, the son of our president, chief executive officer and trustee, Leonard G. Levine, $71,415 plus options, exercisable for ten years, to purchase 6,000 shares at $5.375 per share for services rendered to us as an employee. We also provided Adam Levine with benefits customarily provided to our other employees.

         As described elsewhere in this proxy statement, if Messrs. Levinson, Peck and Schafran are elected, Mr. Levine, our president and chief executive officer, will have the right to terminate his employment agreement with us. As described above, however, the nominees for election to the board (excluding Mr. Levine) have stated that they will enter into a new employment arrangement with Mr. Levine under which he will continue to serve as a trustee and as our president and chief executive officer. Subject to the new arrangement being approved by the new board, Mr. Levine has agreed to waive his right to terminate his existing agreement and will receive the change of control payments due to him under that agreement only if the new agreement becomes effective. A description of the impact of the "Change of Control" on the existing and new agreements with Mr. Levine and the payments to which he would be entitled are described under "Compensation of Trustees and Executive Officers - Employment Agreements" above.

              INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      We incorporate by reference herein the following documents filed pursuant to the Exchange Act under the Exchange Act File No. 0-
15465:    (1)     <STRIKEOUT>(i)</STRIKEOUT> our annual report on Form 10-K
for the fiscal year ended December 31, 1998; and    (2) quarterly reports
on Form 10-Q for the quarters ending March 30, 1999 and June 30, 1999
<STRIKEOUT>(ii) current report on Form 8-K dated August 14, 1998, as amended by current report on Form 8-K dated October 1, 1998</STRIKEOUT>. All reports and other documents we file pursuant to Section 13(a)(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement also shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing these reports and documents. Any statement incorporated or deemed to be incorporated herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that any statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes this statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. We will not update this Proxy Statement for events occurring subsequent to the date of this Proxy Statement.

      We hereby undertake to provide without charge to each person to whom a copy of this Proxy Statement has been delivered, upon written or oral request of the person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to documents, unless these exhibits are specifically incorporated by reference into the document). Requests for these documents should be made to the Investor Relations Department at our principal executive offices located at 150 South Wacker Drive, Suite 2900, Chicago, Illinois 60606; telephone number (312) 683-3671.


                           SHAREHOLDER PROPOSALS

      We have not received any shareholder proposals for inclusion in this year's proxy statement. If a shareholder wishes to present a proposal to be included in the proxy statement for the next annual meeting, the proposal must be submitted in writing and received by our secretary at our offices no later than __________, 2000, addressed as follows: Robert G. Higgins or Corporate Secretary, Banyan Strategic Realty Trust, 150 South Wacker Drive, Suite 2900, Chicago, Illinois 60606.


            ==================================================

               YOUR VOTE IS IMPORTANT.  THE PROMPT RETURN OF
                    PROXIES WILL SAVE US THE EXPENSE OF
                   FURTHER REQUESTS FOR PROXIES.  PLEASE
                 PROMPTLY MARK, SIGN, DATE AND RETURN THE
                 ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

            ==================================================

                       BANYAN STRATEGIC REALTY TRUST
                          150 South Wacker Drive
                                Suite 2900
                         Chicago, Illinois  60606


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


      The undersigned hereby appoints Leonard G. Levine and Robert G. Higgins, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the Common Shares of Beneficial Interest of Banyan Strategic Realty Trust held of record by the undersigned on _________, 1999, at the Annual Meeting of Shareholders when convened on _________, 1999, or any adjournment thereof.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN. In the event that any other matter may properly come before the Annual Meeting, or any adjournment thereof, the Proxies are authorized, in their discretion, to vote on the matter.


                      Continued on the reverse side.

                                PROXY CARD

[ X ] Please mark your votes as in this example

1.    Elect the following    five     <STRIKEOUT>four</STRIKEOUT>
individuals to serve as trustees, including three independent trustees, until the next annual meeting of Shareholders or otherwise as provided in our Declaration:

                                                FOR   AGAINST

      For, except vote withheld from the
      following nominees:

                  Walter E. Auch, Sr.           [  ]    [  ]
                  Stephen M. Peck               [  ]    [  ]
                  Leonard G. Levine             [  ]    [  ]
                  Daniel M. Levinson            [  ]    [  ]
                  L.G. Schafran                 [  ]    [  ]


<STRIKEOUT>
                  Walter E. Auch, Sr.*
                  Norman M. Gold*               [  ]    [  ]
                  Leonard G. Levine             [  ]    [  ]
                  Marvin A. Sotoloff*           [  ]    [  ]

            * indicates nominee for independent trustee
</STRIKEOUT>


2.    Ratify in the selection of Ernst &        FOR   AGAINST   ABSTAIN
      Young LLP as our independent              [  ]    [  ]     [  ]
      public accountants for the fiscal
      year ending December 31, 1999.


3.    Amend our Declaration to remove           FOR   AGAINST   ABSTAIN
      references to "Advisor" or "Sponsor"      [  ]    [  ]     [  ]
      or provisions governing our
      relationship with an "Advisor" or
      "Sponsor."


4.    Amend our Declaration to remove           FOR   AGAINST   ABSTAIN
      provisions governing our operating        [  ]    [  ]     [  ]
      expenses.


5.    Amend our Declaration to delete           FOR   AGAINST   ABSTAIN
      the reference to permitted actions        [  ]    [  ]     [  ]
      prior to our first public sale of
      shares.


6.    Amend our Declaration to allow for        FOR   AGAINST   ABSTAIN
      the delivery of proxies telephonically    [  ]    [  ]     [  ]
      and through the use of electronic media
      and for the delivery of notice through
      the use of electronic media.


SIGNATURE(S) _____________________________________   DATE _______________

NOTE: Sign exactly as name appears at left. If joint tenant, both should sign. If attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, please sign corporate name by president or authorized officer. If partnership, sign in full partnership name by authorized person.

                                APPENDIX A
                                ----------

                        THIRD     AMENDED AND RESTATED

                           DECLARATION OF TRUST

                                    OF

BANYAN STRATEGIC REALTY TRUST


      THIS AMENDED AND RESTATED DECLARATION OF TRUST, dated as of March 14, 1986, as amended and restated as of August 8, 1986, and amended on March 8,
1991 and May 4, 1993    ,     amended    and restated     on August 12,
1998    and amended and restated on _________, 1999     is hereby accepted
by the Trustees of BANYAN STRATEGIC REALTY TRUST (the "Trust"), who hereby declare that all property, real, personal or mixed, tangible or intangible or of any other description now held or hereafter acquired by or transferred to them in their capacities as Trustee hereunder, together with the income and profits therefrom and the proceeds thereof, shall be held by them in trust and shall be received, managed and disposed of for the benefit of the Shareholders hereunder and in the manner and subject to the terms and conditions herein provided.


                                 ARTICLE I

                          THE TRUST, DEFINITIONS

      1.1 NAME. The trust created by this Declaration of Trust, herein referred to as the "Trust," shall be known by the name "BANYAN STRATEGIC REALTY TRUST" (the "Trust"). So far as may be practicable, legal and convenient, the affairs of the Trust shall be conducted and transacted under that name, which name shall not refer to the Trustees individually or personally or to the Shareholders of the Trust, or to any officers, employees or agents of the Trust or the Trustees.

      Under circumstances in which the Trustees determine that the use of the name "BANYAN STRATEGIC REALTY TRUST" is not practicable, legal and convenient, they may as appropriate use and adopt another name under which the Trust may hold property or operate in any jurisdiction. Legal title to all the properties subject from time to time to this Declaration of Trust shall be transferred to, vested in and held by the Trustees as joint tenants with right of survivorship as Trustees of this Trust, and not individually, except that the Trustees shall have the power to cause legal title to any property of this Trust to be held by and/or in the name of one or more of the Trustees, or any other person as nominee, on such terms, in such manner, and with such powers as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected.

      1.2 PLACE OF BUSINESS. The Trust shall maintain an office in Boston, Massachusetts, and shall designate a resident agent for service of process, which office and agent initially shall be c/o CT Corporation System, 2 Oliver Street, Boston, Massachusetts 02109. This office and the name and address of the Trust's resident agent for service of process may change from time to time in the determination of the Trustees, with any changes reported from time to time to the Secretary of the Commonwealth of Massachusetts. The Trust may have such other offices or places of business within or without the Commonwealth of Massachusetts as the Trustees may from time to time determine.

      1.3 NATURE OF TRUST. The Trust is a trust or voluntary association of the type referred to in Section 1 of Chapter 182 of the General Laws of the Commonwealth of Massachusetts and commonly known as a business trust. It is intended that the Trust elect to carry on business as a real estate investment trust as described in Sections 856-860 of the Code as soon as and as long as it is deemed by the Trustees to be in the best interest of the Shareholders to make such election; provided, however, that, by affirmative vote of the holders of two-thirds of the outstanding shares, the Shareholders may determine that the Trust shall no longer carry on the business as a real estate investment trust and shall cease to qualify as such under the Code. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general partnership, limited partnership, joint venture, corporation, or joint stock company or association (but nothing herein shall preclude the Trust from being taxable as an association under Section 856-860 of the Code) nor shall the Trustees or Shareholders or any of them for any purpose be deemed to be or be treated in any way whatsoever to be, liable or responsible hereunder as partners or joint venturers or as agents of one another. The relationship of the Shareholders to the Trustees shall be solely that of beneficiaries of the Trust and their rights shall be limited to those conferred upon them by this Declaration.

      1.4 PURPOSE OF THE TRUST. The purpose of the Trust is to lend funds secured by real property, by interests in entities which own real property or by a similar security interest, and in general to carry on any other acts in connection with or arising out of the foregoing and to have and exercise all powers that are available to voluntary associations formed under the laws of the Commonwealth of Massachusetts and to do any or all of the things herein set forth to the same extent as natural persons might or could do.

      1.5 DEFINITIONS. The terms defined in this Section 1.5 whenever used in this Declaration shall, unless the context otherwise requires, have the respective meanings hereinafter specified in this Section 1.5. In this Declaration, words in the singular number include the plural and in the plural number include the singular.

      "Advisor."     [Reserved].

      "Affiliate." An Affiliate of, or a person Affiliated with, a specified person, is (i) any person directly or indirectly controlling, controlled by or under common control with another person, (ii) any person owning or controlling 10% or more or the outstanding voting securities or beneficial interests of such other person, (iii) any officer, director, trustee or general partner of such person and (iv) if such other person is an officer, director, trustee or partner of another entity, then the entity for which that person acts in any such capacity.

      "Annual Meeting of Shareholders." The meeting referred to in the first sentence of Section 7.7.

      "Annual Report." The report referred to in Section 7.9.

      "As-Built Appraised Value of the Property" shall mean the land portion of the Appraised Value of the mortgaged property, taking into account the planned development of the property as determined by an MAI appraisal.

      "Average Invested Assets." For any period, the average Total Assets of the Trust, invested, directory or indirectly, in Mortgage Loans before reserves for bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period.

      "By-Laws."  The By-Laws referred to in Section 4.4, if adopted.

      "Chairman   " shall mean one of the Trustees designated by a
majority     of the Trustees to be Chairman of the Board of Trustees.  The
Chairman shall not have any powers not also delegated to the other
Trustees, except as expressly provided herein    or in the By-Laws    .

      "Code." The Internal Revenue Code of 1986, as amended, or corresponding provisions of any successor legislation.

      "Commission."  The Securities and Exchange Commission.

      "Declaration." This Declaration of Trust and all amendments or modifications hereof.

      "Independent Trustee" shall mean a person other than an officer or employee of the Trust or its subsidiaries or any other individual having a relationship which, in the opinion of the Board of Trustees, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Trustee.

      "Mortgage Loans." Notes, debentures, bonds and other evidences of indebtedness or obligations which are secured or collateralized by interests in real property.

      "Net Assets." The Total Assets (other than intangibles) of the Trust at cost before deducting depreciation or other non-cash reserves, less total liabilities, calculated at least quarterly according to generally accepted accounting principles on a basis consistently applied.

      "Net Income." The net income of the Trust for any period shall mean total revenues applicable to such period as determined for federal income tax purposes, less the expenses applicable to such period, other than additions to reserves for bad debts or other similar non-cash reserves; for purposes of calculating Operating Expenses, Net Income shall not include the gain from the sale of the Trust's assets.

      "Operating Expenses."   All operating, general and administrative
expenses of the Trust as determine under generally accepted accounting principles, including rent, utilities, capital equipment, salaries, fringe benefits, travel expenses and other administrative items, but excluding the expenses of raising capital, interest payments, taxes, non-cash expenditures (e.g., depreciation, amortization, bad debt reserves), the Subordinated Incentive Fee, and the costs related directly to a specific Mortgage Loan investment by the Trust, such as expenses for originating, acquiring, servicing or disposing of a Mortgage Loan.



      "Preferred Shares" shall mean preferred shares of beneficial interest of the Trust, designated by the Board of Trustees and issued pursuant to the Declaration.

      "REIT" and "real estate investment trust." A real estate investment trust as defined in Sections 856-860 of the Code.

      "Shareholders."  The registered holders of Shares.

      "Shares." Shares of beneficial interest of the Trust, evidencing a pro rata ownership interest in the Trust Estate and being of a class having the right to elect the Trustees of the Trust, issued pursuant to the Declaration.

      "Sponsor."     [Reserved]    .

      "Total Assets." The book value of all assets of the Trust, determined in accordance with generally accepted accounting principles.

      "Trust."  The Trust created by this Declaration.

      "Trustees." As of any particular time, means the individuals holding office under this Declaration at such time, whether they be the Trustees named herein or additional or successor Trustees.

      "Trust Estate." The assets of the Trust, the legal title to which is held by the Trustees as Trustees of the Trust and the equitable title to which is evidenced by the Shares and held by the Shareholders.

      "Unimproved Real Property." Property which has each of the following three characteristics: (i) it was not acquired for the purpose of producing rental or other operating income, (ii) there is no development or construction in process on such land, and (iii) there is no development or construction planned in good faith to commence on such land within one year.

                                ARTICLE II

                             INVESTMENT POLICY

      2.1 GENERAL STATEMENT OF POLICY. It is the general policy of the Trust that the Trustees invest the Trust Estate principally in investments which will conserve and protect the Trust's invested capital, produce income and cash which may be used to make cash distributions to Share-holders, and offer the potential for participation in the appreciation realized upon the sale, refinancing or other disposition of the properties which secure such investments. The Trustees shall at least annually review the investment policies of the Trust to determine that the policies being followed by the Trust are in the best interests of the Shareholders, and each such determination and the basis therefor shall be set forth in the minutes of meetings of the Trustees.

      2.2 ADDITIONAL INVESTMENTS. To the extent that the Trust has assets not otherwise invested in accordance with Section 2.1, the Trustees may invest such assets in:

            2.2.1 mortgage-backed obligations of or guaranteed or insured - by the United States Government or any agencies or political subdivisions thereof;

            2.2.2 other obligations of or guaranteed or insured by the United States Government or by any state, territory or possession of the United States of America or any agencies or political subdivisions thereof;

            2.2.3 shares of other REITs; or

            2.2.4 other investments which qualify as "real estate assets, cash and cash items (including receivables), and Government securities" under Section 856(c)(5)(A) of the Code;

provided, however, that the assets of the Trust shall at all times be invested in a manner which permits the Trust to qualify as a REIT under the Code, so long as the Trust elects to qualify as a REIT.

                                ARTICLE III

                                 TRUSTEES

      3.1 NUMBER, TERM OF OFFICE, QUALIFICATION OF TRUSTEES. The Board of the Trust shall be comprised of no fewer than three nor more than nine Trustees, unless one or more Trustees are required to be added to the Board under the designations of any Preferred Shares, in which case the authorized number of Trustees shall be increased in order to comply with such designations. At least a majority of the Trustees shall at all times be Independent Trustees. The range in the authorized number of Trustees may be changed by vote of Shareholders holding or having the right to vote a majority of the Shares, provided that the exact number of Trustees within such range shall be specified by the Trustees from time to time. There shall be no cumulative voting in the election of Trustees. Trustees may be reelected without limit as to the number of times. A Trustee shall be an individual at least 21 years of age who is not under legal disability. Unless otherwise required by law or by action of the Trustees, no Trustee shall be required to give bond, surety or security in any jurisdiction for the performance of any duties or obligations hereunder. The Trustees in their capacity as Trustees shall not be required to devote their entire time or any specified portion of their time to the business and affairs of the Trust.

      3.2 ELECTION OF TRUSTEES. The initial Trustees shall be elected at the annual meeting of the Shareholders, except as provided in Sections 3.4 or 3.5, and each Trustee elected shall hold office until the next annual meeting of the Shareholders of the Trust and until his or her successor is duly elected and qualified, or until his or her death or retirement or until he or she resigns or is removed in the manner hereinafter provided. Such election shall be by written ballot.

      3.3 COMPENSATION AND OTHER REMUNERATION. Each Independent Trustee shall be entitled to receive $20,000 per year for his or her services as an Independent Trustee plus $1,000 for each meeting of the Board attended in person and $500 per hour for each meeting of the Board attended via telephonic conference call. The compensation payable to the Trustees for their services hereunder may be increased or decreased upon the affirmative vote of the holders of a majority of Shares at an Annual Meeting of Share-holders or a special meeting of Shareholders called for that purpose. The Trustees shall be reimbursed for their reasonable expenses incurred in connection with their services as Trustees, including, without limitation, travel to and attendance at meetings of the Board of Trustees and Annual Meetings of Shareholders.

      3.4 RESIGNATION, REMOVAL AND DEATH OF TRUSTEES. A Trustee may resign at any time by giving written notice to the remaining Trustees.
Such resignation shall take effect on the date such notice is given or at any later time specified in the notice. A Trustee may be removed at any time with or without cause by vote or written consent of Shareholders holding or having the right to vote a majority of the outstanding Shares, and can be removed at a special meeting pursuant to Section 7.7 herein, unless the designations of any Preferred Shares require otherwise, in which case the terms of the designations shall prevail. A Trustee may also be removed with cause by a majority of the remaining Trustees, unless the designations of any Preferred Shares require otherwise, in which case the terms of the designations shall prevail. For purposes of the immediately preceding sentence "cause" shall include, without limitation, any physical and/or mental inability, due to a condition or illness which is expected to be of permanent or indefinite duration, to perform the duties of a Trustee.

Upon the resignation or removal of any Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents, if any, as the remaining Trustees shall reasonably require for the conveyance of any Trust property held in his name, shall account to the remaining Trustees as they require for all property which he holds as Trustee and shall thereupon be discharged as Trustee. Upon the incapacity or death of any Trustee, his legal representative shall perform the acts, if any, set forth in the preceding sentence and the discharge mentioned therein shall run to such legal representative and to the incapacitated Trustee, or the estate of the deceased Trustee, as the case may be.

      3.5 VACANCIES. If any or all of the Trustees cease to be Trustees hereunder, whether by reason of resignation, removal, incapacity, death or otherwise, such event shall not terminate the Trust or affect its continuity. Until vacancies are filled, the remaining Trustee or Trustees may exercise the power of the Trustees hereunder. Vacancies among the Trustees (including vacancies created by increases in the number of Trustees) shall be filled by a majority of the remaining Trustees, unless the designations of any Preferred Shares require otherwise, in which case the terms of the designations shall prevail. If at any time there shall be no Trustees in office, successor Trustees shall be elected by the Shareholders as provided in Section 7.7, unless the designations of any Preferred Shares require otherwise, in which case the terms of the designations shall prevail.

      3.6 SUCCESSOR AND ADDITIONAL TRUSTEES. The right, title and interest of the Trustees in and to the Trust property, shall also vest in successor and additional Trustees upon their qualification, and they shall thereupon have all the rights and obligations of Trustees hereunder. Such right, title and interest shall vest in the Trustees whether or not conveyancing documents have been executed and delivered pursuant to
Section 3.4 or otherwise. Appropriate written evidence of the election and qualification of successor and additional Trustees shall be filed with the records of the Trust and in such other offices or places as the Trustees may deem necessary, appropriate or desirable. Upon, the resignation, removal or death of a Trustee, he (and in the event of his death, his estate) shall automatically cease to have any right, title or interest in or to any of the Trust property, and the right, title and interest in such Trustee in and to the Trust Estate shall vest automatically in the remaining Trustees without any further act.

      3.7   ACTIONS BY TRUSTEES.   The Trustees may act with or without a
meeting.   A quorum for all meetings of the Trustees shall be a majority of the Trustees. Unless specifically provided otherwise in this Declaration, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present at such meeting if a quorum is present, or without a meeting by written consent of all of the Trustees. The acquisition of any investment shall require the approval of the majority of the Trustees.

Any agreement, deed, mortgage, lease or other instrument or writing executed by any one or more of the Trustees or by any one or more authorized persons shall be valid and binding upon the Trustees and upon the Trust when authorized by action of the Trustees or as approved in the By-Laws, if the same are adopted. Trustees may conduct meetings by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

       An annual meeting of the Trustees shall be held at substantially the same time as the Annual Meeting of Shareholders. Regular meetings shall be held at least four times per year at such times as shall be fixed by the Trustees. No notice shall be required of an annual or a regular meeting of Trustees.

      Special meetings of the Trustees shall be called by the Chairman upon the request of any two Trustees and may be called by the Chairman on his own motion, on not less than two days' notice to each Trustee if the meeting is to be held in person, and/or not less than eight hours' notice if the meeting is to be held by conference telephone or similar equipment. Such notice, which shall state the purpose of the meeting, shall be by oral, telegraphic, telephonic or written communication stating the time and place therefor. Notice of any special meeting need not be given to any Trustee entitled thereto who submits a written and signed waiver of notice, either before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him.

       Regular or special meetings of the Trustees may be held within or without the Commonwealth of Massachusetts, at such places as shall be designated by the Trustees. The Trustees may adopt such rules and regulations for their conduct and the management of the affairs of the Trust as they may deem proper and as are not inconsistent with this De-claration.

      3.8 INDEPENDENT TRUSTEES. In order that a majority of the Trustees shall at all times be Independent Trustees, if, at any time, by reason of one or more vacancies, there shall not be such a majority, then within 90 days after such vacancy occurs, the continuing Independent Trustee or Trustees then in office shall appoint, pursuant to Section 3.5, a sufficient number of other persons who are Independent Trustees, so that there shall be such a majority.

      3.9 COMMITTEES. The Trustees may appoint from among their number an executive committee and such other standing committees, including without limitation, audit and nominating committees, or special committees as the Trustees determine. Each standing committee shall consist of three or more members, a majority of whom shall be Independent Trustees. Each committee shall have such powers, duties and obligations as may be required by any governmental agency or other regulatory body or as the Trustees may deem necessary and appropriate.

      3.10 RESIGNATION OF INDEPENDENT TRUSTEES. In the event that a person elected as an Independent Trustee ceases to be an Independent Trustee, and if, as a result, a majority of Trustees are no longer Independent Trustees, such person shall immediately resign as a Trustee and such vacancy shall be filled in a manner consistent with Sections 3.5, 3.6 and 3.8 hereof.

                                ARTICLE IV

                             TRUSTEES' POWERS

      4.1 POWER AND AUTHORITY OF TRUSTEES. The Trustees, subject only to the specific limitations contained in this Declaration, shall have, without further or other authorization, and free from any power of control on the part of the Shareholders, full, absolute and exclusive power, control and authority over the Trust Estate and over the business and affairs of the Trust to the same extent as if the Trustees were the sole owners thereof in their own right, and to do all such acts and things as in their sole judgment and discretion are necessary or incidental to, or desirable for, the carrying out of any of the purposes of the Trust or conducting the business of the Trust. Any determination made in good faith by the Trustees of the purposes of the Trust or the existence of any power or authority hereunder shall be conclusive and each such determination and the basis therefor shall be set forth in the minutes of meetings of the Trustees. In construing the provisions of this Declaration, the presumption shall be in favor of the grant of powers and authority to the Trustees. The enumeration of any specific power or authority herein shall not be construed as limiting the general powers or authority or any other specified power or authority conferred herein by statute or rule of law upon the Trustees.

      4.2 SPECIFIC POWERS AND AUTHORITIES. Subject only to the express limitations contained in this Declaration and in addition to any powers and authorities conferred by this Declaration or which the Trustees may have by virtue of any present or future statute or rule of law, the Trustees, without any action or consent by the Shareholders shall have and may exercise, at any time, and from time to time, the following powers and authorities which may or may not be exercised by them in their sole judgment and discretion, and in such manner, and upon such terms and conditions as they may, from time to time, deem proper:

            4.2.1 to retain, invest and reinvest the capital or other funds of the Trust and, for such consideration as they deem proper, to purchase or otherwise acquire for cash or other property or through the issuance of Shares or other securities of the Trust and hold for investment real or personal property of any kind, tangible or intangible, in entirety or in participation and to possess and exercise all the rights, powers and privileges appertaining to the ownership of the Trust Estate with respect thereto;

            4.2.2 to sell, rent, lease, hire, exchange, release, partition, assign, mortgage, pledge, hypothecate, grant security interests in, encumber, negotiate, convey, transfer or otherwise dispose of or grant interests in all or any portion of the Trust Estate by deeds, financing statements, security agreements and other instruments, trust deeds, assignments, bills of sale, transfers, leases or mortgages, for any of such purposes;

            4.2.3 to enter into leases, contracts, obligations, and other agreements for a term extending beyond the term of office of the Trustees and beyond the possible termination of the Trust or for a lesser term;

            4.2.4 to borrow money and give negotiable or non-negotiable instruments therefor; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of third parties; to enter into other obligations on behalf of the Trust; and to assign, convey, transfer, mortgage, subordinate, pledge, grant security interests in, encumber or hypothecate the Trust Estate to secure any of the foregoing;

            4.2.5 to lend money, whether secured or unsecured, to any person, including any person affiliated with the Trust ;

            4.2.6 to create reserve funds for any purpose;

            4.2.7 to incur and pay out of the Trust Estate any charges or expenses, and disburse any funds of the Trust, which charges, expenses or disbursements are, in the opinion of the Trustees, necessary or incidental to or desirable for the carrying out of any of the purposes of the Trust or conducting the business of the Trust, including, without limitation, taxes and other governmental levies, charges and assessments, of whatever kind or nature, imposed upon or against the Trustees in connection with the Trust or the Trust Estate or upon or against the Trust Estate or any part thereof, and for any of the purposes herein;

            4.2.8 to deposit funds of the Trust in or with banks, trust companies, savings and loan associations, money market organizations and other depositories or issuers of depository-type accounts, whether or not such deposits will draw interest or be insured, the same to be subject to withdrawal or redemption on such terms and in such manner and by such person or persons (including any one or more Trustees, officers, agents or representatives) as the Trustees may determine;

            4.2.9 to possess and exercise all the rights, powers and privileges appertaining to the ownership of any or all mortgages or securities issued or created by, or interests in, any person, forming part of the Trust Estate, to the same extent that an individual might and, without limiting the generality of the foregoing, to vote or give consent, request or notice, or waive any notice, either in person or by proxy or power of attorney, with or without power of substitution, to one or more persons, which proxies and powers of attorney may be for meetings or action generally or for any particular meeting or action, and may include the exercise of discretionary powers;

            4.2.10 to enter into joint ventures, general or limited partnerships and any other lawful combinations or associations;

            4.2.11 to elect or appoint officers of the Trust (none of whom needs be a Trustee), who may be removed or discharged at the discretion of the Trustees, such officers to have such powers and duties, and to serve such terms, as may be prescribed by the Trustees or by the By-Laws of the Trust, if adopted, or as may pertain to such offices;

            4.2.12         [reserved];

            4.2.13 subject to the provisions of Sections 8.5 and 8.6, to engage or employ any persons as agents, representatives, employees or independent contractors (including without limitation, real estate advisors, investment advisors, transfer agents, registrars, underwriters, accountants, attorneys at law, real estate agents, managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, in connection with the management of the Trust's affairs or otherwise, and to pay compensation from the Trust for services in as many capacities as such person may be so engaged or employed and notwithstanding that any such person is, or is an Affiliated person of, a Trustee or officer of the Trust, and, except as prohibited by law, to delegate any of the powers and duties of the Trustees to any one or more Trustees, agents, representatives, officers, employees, independent contractors or other persons;

            4.2.14 to determine whether moneys, securities or other assets received by the Trust shall be charged or credited to income or capital or allocated between income and capital, including the power to amortize or fail to amortize any part or all of any premium or discount, to treat all or any part of the profit resulting from the maturity or sale of any asset, whether purchased at a premium or at a discount, as income or capital, or apportion the same between income and capital, to apportion the sales price of any asset between income and capital, and to determine in what manner any expenses or disbursements are to be borne as between income and capital, whether or not in the absence of the power and authority conferred by this subsection such moneys, securities or other assets would be regarded as income or as capital or such expense or disbursement would be charged to income or to capital; to treat any dividend or other distribution on any investment as income or capital or to apportion the same between income and capital; to provide or fail to provide reserves for depreciation, amortization, doubtful collection, or obsolescence in respect of all or any part of the Trust Estate subject to depreciation, amortization, collection, or obsolescence in such amounts and by such methods as they shall determine; and to determine the method or form in which the accounts and records of the Trust shall be kept and to changed from time to time such method or form;

            4.2.15 to determine from time to time the value of all or any part of the Trust Estate and of any services, securities, property or other consideration to be furnished to or acquired by the Trust, and from time to time to revalue all or any part of the Trust Estate in accordance with such valuations or other information;

            4.2.16 to collect, sue for and receive all sums of money coming due to the Trust, and to engage in, intervene in, prosecute, join, defend, compound, compromise, abandon or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, con-troversies, demands or other litigation relating to the Trust, the Trust Estate or the Trust's affairs, to enter into agreement therefor, whether or not any suit is commenced or claim accrued or asserted and, in advance of any controversy, to enter into agreements regarding arbitration, adjudication or settlement thereof;

            4.2.17 to renew, modify, release, compromise, extend, - consolidate or cancel, in whole or in part, any obligation to or of the Trust;

            4.2.18 subject to Section 8.4 below, to purchase and pay for out of the Trust Estate insurance contracts and policies insuring the Trust Estate against any and all risks and insuring the Trust, the Trustees, the Shareholders, the officers of the Trust or any or all of them, against any and all claims and liabilities of every nature asserted by any person arising by reason of any action alleged to have been taken or
omitted by the Trust or by the Trustees, Shareholders    or     officers ;

            4.2.19 to cause legal title to any of the Trust Estate to be held by or in the name of the Trust or one or more of the Trustees or any other person as the Trustees may determine, on such terms and in such manner and with such powers (not inconsistent with Section 1.1), and with or without disclosure that the Trust or Trustees are interested therein;

            4.2.20 to adopt an accounting method for the Trust, and from time to time to change such accounting method, and to engage a firm of independent certified public accountants to audit the financial records of the Trust;

            4.2.21 to adopt and use a seal (but the use of a seal shall not be required for the execution of instruments or obligations of the Trust);

            4.2.22 with respect to any securities issued by the Trust, to provide that the same may be signed by the manual signature of one or more Trustees or officers, or persons who have theretofore been Trustees or officers or by the facsimile signature of any such person (with or without countersignature by a transfer agent, registrar, authenticating agent or other similar person), and to provide that ownership of such securities may be conclusively evidenced by the books and records of the Trust or in any appropriate evidence of the Trust without the necessity of any certificate, all as determined by the Trustees from time to time to be consistent with normal commercial practices;

            4.2.23 to declare and pay cash distributions to Shareholders as provided in Section 7.5, subject to any restrictions set forth in the designations of any Preferred Shares;

            4.2.24 to adopt a distribution reinvestment or similar such plan for the Trust, and to provide for the cost of the administration thereof to be borne by the Trust, subject to any restrictions set forth in the designations of any Preferred Shares;

            4.2.25 to file any and all documents and take any and all such other action as the Trustees in their sole judgment may deem necessary in order that the Trust may lawfully conduct its business in any jurisdiction;

            4.2.26 to participate in any reorganization, readjustment, consolidation, merger, dissolution, sale or purchase of assets, lease or similar proceedings of any corporation, partnership or other organization in which the Trust shall have an interest and in connection therewith to delegate discretionary powers to any reorganization, protective or similar committee and to pay assessments and other expenses in connection therewith, subject to any restrictions set forth in the designations of any Preferred Shares;

            4.2.27 to determine whether or not, at any time or from time to time, to attempt to cause the Trust to qualify or to cease to qualify as a real estate investment trust for federal income tax purposes, and to take all action deemed by the Trustees appropriate in connection with maintaining or ceasing to maintain such qualification;

            4.2.28 to do all other such acts and things as are incident to the foregoing, and to exercise all powers which are necessary or useful to carry on the business of the Trust, to promote any of the purposes for which the Trust is formed, and to carry out the provisions of this Declaration; and

            4.2.29 in the event that either (a) the assets of the Trust would constitute "plan assets" for purposes of ERISA or (b) the transactions contemplate hereunder would constitute "prohibited transactions" under ERISA or the Code and an exemption for such transactions is not obtainable, or not sought by the Trustees, from the United States Department of Labor, to (1) restructure the Trust's activities to the extent necessary to comply with any exemption in any final plan asset regulation adopted by the Department of Labor or to comply with any requirement the Department of Labor might impose as a condition to granting a prohibited transaction exemption, and/or (2) terminate the offering of Shares or compel a dissolution and termination of the Trust. The Trustees are empowered to amend such provisions to the minimum extent they believe is necessary in accordance with the advice of accountants and/or counsel to comply with any applicable federal or state legislation, rules, regulations, administrative pronouncements or interpretations and/or judicial interpretations thereof after the date of this Declaration. Such amendment(s) made by the Trustees in reliance upon the advice of competent accountants or counsel described above shall be deemed to be made pursuant to the fiduciary obligation of the Trustees to the Trust and Shareholders, and no such amendment shall give rise to any claim or cause of action by any Shareholder.

      4.3 INVESTMENT OPPORTUNITIES. All Trustees must present investment opportunities which comply with the Trust's investment policies to the Trust prior to engaging in such investments themselves.

      4.4 BY-LAWS. The Trustees may, but are not required to, make, adopt, amend or repeal By-Laws containing provisions relating to the business of the Trust, the conduct of its affairs, its rights or powers and the rights or powers of its Shareholders, Trustees or officers not incon-sistent with law or with this Declaration. Such By-Laws may provide for the appointment of assistant officers or agents of the Trust, subject, however, to the right of the Trustees to remove or discharge such officers or agents.

                                 ARTICLE V



      5.1 EMPLOYMENT OF EMPLOYEES AND AGENTS. The Trustees are responsible for the general policies of the Trust and for such general supervision of the business of the Trust conducted by all officers, agents, employees, advisors, managers or independent contractors of the Trust as may be necessary to insure that such business conforms to the provisions of this Declaration. However, the Trustees shall have the power and may, but are not obligated to, appoint, employ or contract with any person as the Trustees may deem necessary, or proper for the transaction of the business of the Trust, and for such purpose may grant or delegate such authority to any such person as the Trustees may in their sole discretion deem necessary or desirable without regard to whether such authority is normally granted or delegated by trustees; provided, however, that any such delegation shall not preclude the qualification of the Trust as a REIT under the Code. No advisory contract with an Affiliate shall be entered into or renewed without the approval of a majority of the Trustees.

      It shall be the duty of the Trustees  to monitor the administrative
procedures, investment operations, and performance of the Trust    ,
and     to determine from time to time but at least annually that the total fees and expenses of the Trust are reasonable in light of the investment experience of the Trust, its Net Assets, its Net Income, and the fees and expenses of other comparable advisors in real estate, with each such determination reflected in the minutes of the Trustees' meetings.

      The Trustees, subject to the approval of a majority of the
Independent Trustees,    shall have the power to determine the terms and
compensation of any person whom they may employ or with whom they may contract.


      5.2   [Reserved].

      5.3   [Reserved].

      5.4   [Reserved].

      5.5   [Reserved].



                                ARTICLE VI

PROHIBITED ACTIVITIES

      6.1 PROHIBITED INVESTMENTS AND ACTIVITIES. The Trust shall not engage in any of the following investment practices or activities:

            6.1.1 invest in any foreign currency, bullion or commodities or commodities future, contracts or effect short sales of commodities or securities;

            6.1.2 invest in contracts for the sale of real estate unless such contracts are recordable in the chain of title;

            6.1.3 issue (a) "redeemable securities," "face amount certificates of the installment type" or "periodic payment plan certificates," all as defined in the Investment Company Act of 1940, (b) [reserved], (c) nonvoting or assessable securities (other than debt securities), and (d) convertible or nonconvertible debt securities to the public unless the historical cash flow of the Trust or the substantiated future cash flow of the Trust, excluding extraordinary items, is sufficient to cover the interest of the debt securities;

            6.1.4 grant options, warrants or rights to purchase Shares at exercise prices less than the fair market value of such Shares on the date of grant and for consideration (which may include services) that in the judgment of the Trustees has a market value less than the value of such option, warrant or right on the date of grant; any such options, warrants or rights to purchase Shares issued to the Trustees or their Affiliates shall be on the same terms as those sold to the public and shall not exceed an amount equal to 10% of the number of outstanding Shares on the date of the grant;

            6.1.5 engage in underwriting or the agency distribution of securities issued by others;

            6.1.6 invest more than 10% of Total Assets of the Trust in Unimproved Real Property or indebtedness secured by a deed of trust or Mortgage Loans on Unimproved Real Property;

            6.1.7 engage in trading, as compared with investment, activities or in any other activity which would have the effect of causing the Trust to fail to qualify as a REIT under the Code;

            6.1.8 [Reserved].

            6.1.9 acquire securities in any company holding investments or engaging in activities prohibited by this Section 6.1;

            6.1.10 the Trust may not make junior Mortgage Loans except where the principal amount of such junior Mortgage Loans (excluding interest and working capital and interest reserves) plus the outstanding amount of senior debt does not exceed 85% of the As-Built Appraised Value of the Property, unless a majority of the Independent Trustees determine that an increased amount is justified by additional credit or collateral; the Trust may not make a junior Mortgage Loan which is subordinate to a mortgage held by the Trustees or Affiliates of the Trust;

            6.1.11 purchase property from Affiliates, unless (i) a majority of the Trustees not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Trust and at a price to the Trust no greater than the cost of the asset to such Trustee or Affiliate , or, (ii) if the price to the Trust is in excess of such costs, that substantial justification for such excess exists and such excess is not unreasonable; in no event shall the cost of such asset to the Trust exceed its current appraised value as determined by a qualified independent real estate appraiser selected by the Trustees not otherwise interested in such transaction; or (b) sell property to Affiliates;

            6.1.12       borrow funds from     any Affiliate     unless the
interest and other financing charges or fees received by the     Affiliate
does     not exceed the amount which would be charged by unrelated lending institutions on comparable loans for the same purpose;

            6.1.13 purchase insurance either through or from any Affiliate , unless: (i) before a master insurance policy covering all the Trust's assets is placed through such brokerage services, there will have been received quotations from two independent insurance brokers relating to the proposed coverage, which quotations shall be upon coverage and terms comparable to those proposed to be provided by the Affiliate, and such Affiliate shall not provide such insurance brokerage services unless it can obtain such insurance at a cost which is no greater than the lowest of the two unaffiliated insurance agency quotations for such master insurance policy; and (ii) if at any time the Affiliates cease to derive at least 75% of their business from insurance commissions with respect to insurance written for individuals, partnerships, corporations, trusts or other
entities which are not Affiliates of the     Trust    , the Affiliates
shall not write any further insurance on behalf of the Trust or on properties then owned by it;

            6.1.14 invest in equity securities of any nongovernmental issuer, including other REITs or limited partnerships, for a holding period in excess of 18 months; or

            6.1.15 issue its Shares on a deferred payments basis or other similar arrangement.

      6.2 OBLIGOR'S DEFAULT. Notwithstanding any provision in any Article of this Declaration, when an obligor to the Trust is in default under the terms of any obligation to the Trust, the Trustees shall have the power to pursue any remedies permitted by law which in their sole judgment are in the interest of the Trust and the Trustees shall have the power to enter into any necessary investment, commitment or obligation of the Trust resulting from the pursuit of such remedies that are necessary or desirable to dispose of property acquired in the pursuit of such remedies.

      6.3 PERCENTAGE DETERMINATIONS. Whenever standards contained in this Article VI are expressed in terms of a percentage, whether of value, total assets, cost or otherwise, such percentage shall be determined at the time of the approval of a Mortgage Loan by the Trust for a transaction covered by such standard hereunder.

                                ARTICLE VII

SHARES AND SHAREHOLDERS

      7.1 TRUST ESTATE. The beneficial interest in the Trust shall be divided into shares of beneficial interest. The Trust shall have authority to issue an unlimited number of common shares of beneficial interest, no par value per share (the "Shares"), and two million preferred shares of beneficial interest, no par value per share (the "Preferred Shares"). The Preferred Shares may be issued on such rights, preferences and designations as determined by the Trustees, including without limitation such rights, preferences and designations which grant the holders of Preferred Shares rights in the Trust Estate superior to those rights of the holders of Shares. The Shares and Preferred Shares may be issued for such consideration as the Trustees shall determine, including, upon the conversion of convertible debt, or by way of share distribution or share split in the discretion of the Trustees. Subject to Section 7.12 hereof, outstanding Shares or Preferred Shares shall be transferrable and assignable in like manner as are shares of common stock or preferred stock of a Massachusetts business corporation. Shares or Preferred Shares reacquired by the Trust shall no longer be deemed outstanding and shall have no voting or other rights unless and until reissued. Shares or Preferred Shares reacquired by the Trust may be cancelled by action of the Trustees. All Shares or Preferred Shares shall be fully paid and non-assessable by or on behalf of the Trust upon receipt of full consideration for which they have been issued or without additional consideration if issued by way of distribution, split, or upon the conversion of convertible debt. Neither the Shares nor the Preferred Shares shall entitle the holder to preference, preemptive, conversion or exchange rights of any kind, except as the Trustees may specifically determine with respect to any Shares or Preferred Shares at the time of issuance of such shares, as set forth in the applicable designations (in the case of Preferred Shares), and except as specifically required by law.

      7.2 LEGAL OWNERSHIP OF TRUST ESTATE. The legal ownership of the Trust Estate and the right to conduct the business of the Trust are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest in the Trust conferred by their Shares issued hereunder and they shall have no right to compel any partition, division, dividend or distribution of the Trust or any of the Trust Estate, nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares.

      7.3 SHARES DEEMED PERSONAL PROPERTY. The Shares shall be personal property and shall confer upon the holders thereof only the interest and rights specifically set forth in this Declaration. The death, insolvency or incapacity of a Shareholder shall not dissolve or terminate the Trust or affect its continuity nor give his legal representative any rights whatsoever, whether against or in respect of other Shareholders, the Trustees or the Trust Estate or otherwise except the sole right to demand and, subject to the provisions of this Declaration, the By-Laws, if adopted, and any requirements of law, to receive a new certificate for Shares registered in the name of such legal representative, in exchange for the certificate held by such Shareholder.

      7.4 SHARE RECORD; ISSUANCE AND TRANSFERABILITY OF SHARES. Records shall be kept by or on behalf of and under the direction of the Trustees, which shall contain the names and addresses of the Shareholders, the number of Shares held by them respectively, and the number of certificates, if any, representing the Shares, and in which there shall be recorded all transfers of Shares. The persons in whose names Shares are so recorded shall be deemed the absolute owners of such Shares for all purposes of this Trust; but nothing herein shall be deemed to preclude the Trustees or officers, or their agents or representatives from inquiring as to the actual ownership of Shares. Until a transfer is duly registered on the records of the Trust, the Trustees shall not be affected by any notice of such transfer, either actual or constructive. The payment thereof to the person in whose name any Shares are registered on the records of the Trust or to the duly authorized agent of such person (or if such Shares are so registered in the names of more than one person, to any one of such persons or to the duly authorized agent of such person) shall be sufficient discharge for all distributions payable or deliverable in respect of such Shares.

      In case of the loss, mutilation or destruction of any certificate for Shares, the Trustees may issue or cause to be issued a replacement certificate on such terms and subject to such rules and regulations as the Trustees may from time to time prescribe. Nothing in this Declaration shall impose upon the Trustees or a transfer agent a duty, or limit their rights, to inquire into adverse claims.

      Any issuance, redemption or transfer of Shares which would operate to disqualify the Trust as a real estate investment trust for federal income tax purposes, is null and void, and such transaction will be cancelled when so determined in good faith by the Trustees.

      7.5 DISTRIBUTIONS TO SHAREHOLDERS. The Trustees shall declare and pay to Shareholders quarterly distributions in cash, out of current or accumulated income, capital, capital gains, principal, surplus, proceeds from the increase or refinancing of Trust obligations, from the repayment of loans made by the Trust, from the sale of portions of the Trust Estate, or from any other source as the Trustees in their discretion shall determine within 45 days after the last day of each fiscal quarter during which the "real estate investment trust taxable income" (as defined in Code
Section 856(b)(2)) of the Trust was greater than zero; but, in any event, the Trustees, shall, from time to time, declare and pay to the Shareholders such distributions as may be necessary to continue to qualify the Trust as a real estate investment trust, so long as such qualification, in the opinion of the Trustees, is in the best interest of the Shareholders. Shareholders shall have no right to any distribution unless and until declared by the Trustees. The date for determining the Shareholders who are entitled to participate in such distributions shall be such date as the Trustees shall designate. The Trustees shall furnish the Shareholders at the time of each such distribution with a statement in writing advising as to the source of the funds so distributed or, if the source thereof has not then been determined, a written statement disclosing the source shall be sent to each Shareholder who received the distribution not later than 75 days after the close of the fiscal year in which the distribution was made.

      7.6 TRANSFER AGENT, DISTRIBUTION, DISBURSING AGENT AND REGISTRAR. The Trustees shall have power to employ one or more transfer agents, distribution disbursing agents, distribution reinvestment plan agents and registrars and to authorize them on behalf of the Trust to keep records, to hold and disburse any distributions and to have and perform powers and duties customarily had and performed by transfer agents, distribution disbursing agents, distribution reinvestment plan agents and registrar as may be conferred upon them by the Trustees.

      7.7 SHAREHOLDERS' MEETINGS AND CONSENTS. The Trustees shall cause to be called and held an Annual Meeting of Shareholders at such time and such place as they may determine, at which Trustees shall be elected and any other proper business may be conducted. The Annual Meeting of Shareholders shall be held within six months after the end of each fiscal year, after not fewer than 10 days nor more than 60 days written notice of such meeting has been sent to Shareholders by the Trustees and not less than 30 days after delivery to the Shareholders of the Annual Report for the fiscal year then ended. Special meetings of Shareholders may be called by a majority of the Trustees, and shall be called by the Board of Trustees upon the written request of Shareholders holding or having the right to vote not less than 10% of the outstanding Shares of the Trust. Within 45 days after receipt of a written request either in person or by registered mail stating the purpose of the meeting requested by Shareholders, the Trust shall provide all Shareholders written notice (either in person or by mail) of a meeting and the purpose of such meeting to be held on a date not fewer than 20 days nor more than 60 days before the date of such meeting, at a time and place convenient to Shareholders. The call and notice of any special meeting shall state the purpose of the meeting and no other business shall be considered at such meeting. If there shall be no Trustees, a special meeting of the Shareholders shall be held promptly for the election of successor Trustees. Notwithstanding anything contained in this Section 7.7 to the contrary, the Trustees may grant to the holders of Preferred Shares the right to call a special meeting, as set forth in the designations of the applicable Preferred Shares.

      A majority of the outstanding Shares entitled to vote at any meeting represented in person or by proxy shall constitute a quorum at such meeting. Whenever Shareholders are required or permitted to take any action, such action may be taken, except as otherwise provided by this Declaration or required by law, by a majority of the votes cast at a meeting of Shareholders at which a quorum is present by holders of Shares entitled to vote thereon, or without a meeting by written consent setting forth the action so taken signed by the holders of a majority of the outstanding Shares entitled to vote thereon or such larger proportion thereof as would be required for a vote of Shareholders at a meeting. Any written consent may be revoked by a writing received by the Trust prior to, but not after, the time that written consents of the number of Shares required to authorize the proposed action have been filed with the Trust. Notwithstanding this or any other provision of this Declaration, no vote or consent of Shareholders shall be required to approve the sale, exchange or other disposition, pledging, hypothecating, granting security interests in, mortgaging, encumbering or leasing by the Trustees of less taken half of the assets of the Trust or upon the liquidation and dissolution of the Trust in the ordinary course.

      7.8 PROXIES. Whenever the vote or consent of Shareholders is required or permitted under this Declaration, such vote or consent may be given either directly by the Shareholder or by a proxy. The Trustees may solicit such proxies from the Shareholders or any of them in any matter
requiring or permitting the Shareholders' vote or consent.    A Shareholder
may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation, proxy support service organization or like agent duly authorized by the person or persons who will be the holder of the proxy to receive the transmission, provided that any telegram, cablegram, or electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the Shareholder. For these purposes, "electronic transmission" shall mean any process of communicating that is suitable for retaining, retrieving and reproducing information by the recipient in a manner that does not directly involve the physical transfer of paper, including telephonic delivery pursuant to procedures adopted by the Board of Trustees.

      7.9 REPORTS TO SHAREHOLDERS. The Trustees shall cause to be prepared and mailed to the Shareholders not later than 120 days after the close of each fiscal year of the Trust, and in any event not less than 15 days prior to the Trust's annual meeting of Shareholders, a report of the business and operation of the Trust during such fiscal year, which report shall constitute the accounting of the Trustees for such fiscal year. The report shall be in such form and have such content as the Trustees deem proper, but shall in any event include: (a) a balance sheet, an income statement and a statement of changes in financial position, each prepared in accordance with generally accepted accounting principles, shall be audited by an independent certified public accountant thereon, and shall be accompanied by the report of such accountant thereon; and (b) a description of the material terms and circumstances of any transactions between the
Trust and  any Trustee,     officer or     Affiliate , including, without
limitation, purchases from loans to or from or joint ventures with the Trust, and a statement that a majority of the Trustees and a majority of the disinterested Trustees determined that such transactions were fair and reasonable to the Trust and on terms not less favorable than those available from unaffiliated third parties.

      7.10 FIXING RECORD DATE. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof or for the purpose of any other action, the Trustees shall fix a date not more than 60 days prior to the date of any meeting of Shareholders or distribution payment or other action as a record date for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to take any other action. Any Shareholder who was a Shareholder at the time so fixed shall be entitled to vote at such meeting or adjournment thereof or to take such other action, even though he has since that date disposed of his Shares, and no Shareholder becoming such after that date shall be so entitled to vote at such meeting or any adjournment thereof or to take such other action. The provisions of this
Section 7.10 shall not limit the rights of holders of Preferred Shares to vote at any special meeting, as set forth in the designations of the applicable Preferred Shares.

      7.11 NOTICE TO SHAREHOLDERS. Any notice of meeting or other notice, communication or report to any Shareholder shall be deemed duly delivered to such Shareholder when such notice, communication or report is deposited, with postage thereon prepaid, in the United States mail, addressed to such Shareholder at his address as it appears on the records of the Trust
   ,     is delivered in person to such Shareholder    or by electronic
transmission to a Shareholder that has previously, in writing, consented to the electronic transmission of notice and the Trust obtains evidence that the Shareholder actually received the information by electronic mail return receipt. For these purposes, "electronic transmission" shall have the
meaning described in Article VII, Section 7.8    .

      7.12 SHAREHOLDERS' DISCLOSURE; TRUSTEES' RIGHT TO REFUSE TO TRANSFER SHARES; LIMITATION ON HOLDINGS; REDEMPTION OF SHARES.

            7.12.1 The Shareholders shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of the Shares as the Trustees deem necessary to comply with Sections 856-860 of the Code or to comply with the requirements of any taxing authority or governmental agency.

            7.12.2 Whenever it is deemed by them to be reasonably necessary to protect the tax status of the Trust as a REIT, the Trustees may require a statement or affidavit from each proposed transferee of Shares setting forth the number of Shares already owned by him and any related person specified in the form prescribed by the Trustees and, in connection therewith, if the proposed transfer may jeopardize the qualification of the Trust as a REIT, the Trustees shall have the right, but not a duty, to refuse to transfer the Shares to the proposed transferee. All contracts for the sale or other transfer of Shares shall be subject to this provision.

            7.12.3 Notwithstanding any other provision of this Declaration of Trust to the contrary and subject to the provisions of subsection 7.12.5, no person shall at any time directly or indirectly acquire ownership in the aggregate of more than 9.9% of the outstanding Shares of the Trust (the "Limit"). Shares owned by a person or group of persons in excess of the Limit at any time shall be deemed "Excess Shares."

For the purposes of this Section 7.12, "person" shall have the meaning set forth in Section 7701(a)(1) of the Code, and shall also mean any partnership, limited partnership, syndicate or other group deemed to be a "person" pursuant to Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; and a person shall be deemed to own (a) Shares actually owned by such person, (b) Shares constructively owned by such person after applying the rules of Section 544 of the Code, and (c) Shares of which such person is beneficial owner as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934. All Shares which any person has the right to acquire upon exercise of outstanding rights, options and warrants, and upon conversion of any securities convertible into Shares, if any, shall be considered outstanding for purposes of the Limit if such inclusion will cause such person to own more than the Limit.

            7.12.4 The Trustees, by notice to the holder thereof, may redeem any or all Shares that are Excess Shares (including Shares that remain or become Excess Shares because of the decrease in outstanding shares resulting from such redemption); and from and after the date of giving of such notice of redemption ("Redemption Date") the Shares called for redemption shall cease to be outstanding and the holder thereof shall cease to be entitled to dividends, voting rights and other benefits with respect to such Shares excepting only the right to payment by the Trust of the redemption price determined and payable as set forth in the following two sentences. Subject to the limitation on payment set forth in the following sentence, the redemption price of each Excess Share called for redemption shall be the average daily per Share closing sales price if the Shares of the Trust are listed on a national securities exchange, and if the Shares are not so listed shall be the mean between the average per Share closing bid and asked prices, in each case during the 30 calendar day period ending on the business day prior to the Redemption Date, or if there have been no sales on a national securities exchange and no published bid quotations and no published asked quotations with respect to Shares of the Trust during such 30 calendar day period, the redemption price shall be the price determined by the Trustees in good faith. Unless the Trustees determine that it is in the interest of the Trust to make earlier payment of all of the amount determined as the redemption price per Share in accordance with the preceding sentence, the redemption price shall be payable only upon the liquidation of the Trust and shall not exceed an amount which is the sum of the per Share distributions designated as liquidation distributions and return of capital distributions declared with respect to unredeemed Shares of the Trust of record subsequent to the Redemption Date, and no interest shall accrue with respect to the period subsequent to the Redemption Date to the date of such payments; provided, however, that in the event that within 30 days after the Redemption Date the person from whom the Excess Shares have been redeemed sells (and notifies the Trust of such sale) a number of the remaining Shares owned by him at least equal to the number of such Excess Shares (and such sale is to a person in whose hands the Shares sold would not be Excess Shares), then the Trust shall rescind the redemption of the Excess Shares if following such rescission such person would not be the holder of Excess Shares, except that if the Trust receives an opinion of its counsel that such rescission would jeopardize the tax status of the Trust as a REIT then the Trust shall in lieu of rescission make immediate payment of the redemption price.

            7.12.5 The Limit set forth in Section 7.12.3 shall not apply to acquisitions of Shares pursuant to a cash tender offer made for all outstanding Shares of the Trust (including securities convertible into Shares) in conformity with applicable federal and state securities laws where a majority of the outstanding Shares (not including Shares or securities convertible into Shares held by the tender offerer and/or any "affiliates" or "associates" thereof within the meaning of the Act) are duly tendered and accepted pursuant to the cash tender offer; nor shall the Limit apply to the acquisition of Shares by an underwriter in a public offering of Shares, or in any transaction involving the issuance of Shares by the Trust, in which a majority of the Trustees determine that the underwriter or other person or party initially acquiring such Shares will make a timely distribution of such Shares to or among other holders such that, following such distribution, none of such Shares will be Excess Shares.

            7.12.6 The Trustees in their discretion may exempt from the Limit ownership of certain designated Shares while owned by a person who has provided the Trustees with evidence and assurance acceptable to the Trustees that the qualification of the Trust as a REIT would not be jeopardized thereby.

            7.12.7 Notwithstanding any other provisions of this Declaration of Trust to the contrary, any purported acquisition of Shares of the Trust which would result in the disqualification of the Trust as a REIT shall be null and void, ab initio.

            7.12.8 Nothing contained in this Section 7.12 or in any other provision of this Declaration of Trust shall limit the authority of the Trustees to take such other action as they deem necessary or advisable to protect the Trust and the interests of the Shareholders by preservation of the Trust's qualification as a REIT under Section 856-860 of the Code.

            7.12.9 If any provision of this Section 7.12 or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extend necessary to comply with the determination of such court. To the extent this Section 7.12 may be inconsistent with any other provision of this Declaration of Trust, this
Section 7.12 shall be controlling.

      7.13 INSPECTION BY SHAREHOLDERS. The Trust will maintain a list of the names and addresses of all Shareholders as part of its books and records. Inspection of the Trust's books and records (including a list of Shareholders) by a state securities administrator shall be permitted upon request upon reasonable notice and during normal business hours. Inspection of the books and records of the Trust by the Shareholders shall be permitted to the same extent as permitted under the laws of the Commonwealth of Massachusetts applicable to business corporations.


                               ARTICLE VIII

                    LIABILITY OF TRUSTEES, SHAREHOLDERS
                      AND OFFICERS, AND OTHER MATTERS

      8.1 LIMITATION OF LIABILITY OF TRUSTEES AND OFFICERS. The Trustees of the Trust shall be deemed to be in a fiduciary relationship to the Shareholders. No Trustee, officer, employee or other agent of the Trust shall be liable to the Trust or to any Trustee or Shareholder for any act or omission of any other Trustee, Shareholder, officer, agent or employee of the Trust or be held to any personal liability whatsoever in tort, contract or otherwise, in connection with the affairs of this Trust if it is determined that such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Trust, unless such liability was the result of gross negligence or misconduct by the person.

      8.2   LIMITATION OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OFFICERS.

The Trustees and officers in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust are, and shall be deemed to be, acting as Trustees or officers of the Trust and not in their own individual capacities. Except to the extent provided in Section 8.1, no Trustee, officer or Shareholder shall be liable for any debt, claim, demand, judgment, decree, liability or obligation of any kind of, against or with respect to the Trust arising out of any action taken or omitted for or on behalf of the Trust and the Trust shall be solely liable therefor and resort shall be had solely to the Trust Estate for the payment or performance thereof. Each Shareholder shall be entitled to pro rata indemnity from the Trust Estate if, contrary to the provisions hereof, such Shareholder shall be held to any such personal liability.

      8.3 EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS. As far as practicable, the Trustees shall cause any written instrument creating an obligation of the Trust to include a reference to this Declaration and to provide that neither the Shareholders nor the Trustees nor the officers of the Trust shall be liable thereunder and that the other parties to such instrument shall look solely to the Trust Estate for the payment of any claim of such obligation. The omission of this provision from any such instrument shall not render the Shareholders or any Trustee or officer of the Trust liable nor shall the Trustees or any officer of the Trust be liable to anyone for such omission.

      8.4 INDEMNIFICATION. Any person made a party to any action, suit or proceeding or against whom a claim or liability is asserted by reason of the fact that he, his testator or intestate was or is a Trustee, officer, employee or other agent acting on behalf of the Trust shall be indemnified and held harmless by the Trust against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claim sustained by them in connection with the Trust, provided that (a) such person has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Trust, (b) such liability or loss was not the result of gross negligence or misconduct by such person, and (c) such indemnification or agreement to hold harmless is recoverable only out of the assets of the Trust and not from the personal assets of any Shareholder. Indemnification will not be allowed for any liability imposed by judgment, and costs associated therewith, including attorneys' fees, arising from or out of a violation of state or federal securities laws associated with the offer and sale of the Shares. Indemnification will not be allowed for losses, liabilities, settlements and related expenses of lawsuits alleging securities law violations unless (1) a court approves the settlement and finds that indemnification of the settlement and related costs should be made, or (2) there has been a dismissal with prejudice or a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee. Any person seeking indemnification shall apprise the court of the position of the Securities and Exchange Commission and the Massachusetts Securities Division with respect to indemnification for securities law violations, before seeking court approval for indemnification. The Trust may advance funds to any person for legal expenses and other costs incurred as a result of a legal action initiated against the person if (i) the legal action relates to the performance of duties or services by the person on behalf of the Trust; and (ii) such person agrees in writing to repay the advanced funds to the Trust if it is ultimately determined that he or she is not entitled to indemnification by the Trust as authorized herein. The rights accruing to any person under these provisions shall not exclude any other right to which he or she may be lawfully entitled, nor shall anything contained herein restrict the right of any person to contribution as may be available under applicable law. The Trust shall have power to purchase and maintain liability insurance on behalf of any person entitled to indemnity hereunder, including the Trustees, but the Trust shall not incur the cost of that portion of liability insurance which insures any party against any liability for which he or she could not be indemnified under this Declaration.

      8.5 RIGHT OF TRUSTEES AND OFFICERS TO OWN SHARES OR OTHER PROPERTY AND TO ENGAGE IN OTHER BUSINESS. Any Trustee or officer may acquire, own, hold and dispose of Shares in the Trust, for his individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he were not a Trustee or officer. Any Trustee or officer may have personal business interests and may engage in personal business activities, which interests and activities may include the acquisition, syndication, holding, management, development, operation or investment in, for his own account or for the account of others, interests in real property or persons engaged in the real estate business. Subject to the provisions of Article V and Section 3.10, any Trustee or officer may be interested as trustee, officer, director, stockholder, partner, member or employee, or otherwise have a direct or indirect interest in any person who may be engaged to render advice or services to the Trust, and may receive compensation from such person as well as compensation as Trustee, officer or otherwise hereunder and no such activities shall be deemed to conflict with his duties and powers as Trustee or officer.

      8.6 TRANSACTIONS WITH AFFILIATES. The Trust shall not engage in transactions with any Trustee, officer or any Affiliated person of such Trustee or officer, except to the extent that each such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of the Independent Trustees who are not interested parties in the transactions after a determination by them that:

            8.6.1 the transaction is fair and reasonable to the Trust and its Shareholders;

            8.6.2 the terms of such transaction are at least as favorable as the terms of any comparable transactions made on an arm's length basis;

            8.6.3 payments to any Trustee or officer for services rendered in a capacity other than that as Trustee, or officer may only be made upon determination that:

                  a. the compensation is not in excess of their compensation paid for any comparable services; and

                  b. the compensation is not greater than the charges for comparable services available from others who are competent and not affiliated with any of the parties involved.



      8.7 PERSONS DEALING WITH TRUSTEES OR OFFICERS. Any act of the Trustees or officers purporting to be done in their capacity as such shall, as to any persons dealing with such Trustees or officers, be conclusively deemed to be within the purposes of this Trust and within the powers of the Trustees and officers. No person dealing with the Trustees or any of them, or with the authorized officers, agents or representatives of the Trust shall be bound to see to the application of any funds or property passing into their hands or control. The receipt of the Trustees or any of them, or of authorized officers, agents or representatives of the Trust, for moneys or other consideration, shall be binding upon the Trust.

                                ARTICLE IX

                     DURATION, TERMINATION, AMENDMENT
                        AND REORGANIZATION OF TRUST

      9.1 DURATION AND TERMINATION OF TRUST. The duration of the Trust shall be perpetual unless a majority of the Trustees shall determine that the Trust should be terminated and liquidated. Any determination by the Trustees of the date upon which termination shall occur shall be reflected in a vote of or written instrument signed by a majority of all of the Trustees then in office, including a majority of the Independent Trustees; provided that the Trust shall be subject to termination at any time by the vote or consent of Shareholders holding or having the right to vote a majority of the outstanding Shares entitled to vote thereon.

            9.1.1 Upon the termination of the Trust;

                  a. the Trust shall carry on no business except for the purpose of winding up its affairs;

                  b. the Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Estate to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business (and provided that the Trustees may, if permitted by applicable law, and if they deem it to be in the best interest of the Shareholders, appoint a liquidating trustee or agent or other entity to perform one or more of the foregoing functions); and

                  c. after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, and after payment in full of the liquidation preferences to holders of any Preferred Shares as required under the applicable designations of Preferred Shares, the Trustees or any liquidating trust, agent or other entity appointed by them, shall distribute the remaining Trust Estate among the Shareholders, pro rata, according to the number of Shares held by each.

      If any plan for the termination of the Trust approved by Shareholders holding or having the right to vote two-thirds of the outstanding Shares and agreeable to a majority of the Trustees provides for actions of the Trustees other than as aforesaid, the Trustees shall have full authority to take all action as in their opinion is necessary or appropriate to implement such plan.

            9.1.2 After termination of the Trust and distribution to the Shareholders as provided herein or in any such plan so approved by the Shareholders, the Trustees shall execute and include among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder and the rights and interests of all Shareholders hereunder shall thereupon cease.

      9.2 MERGER, ETC. Upon the vote or written consent of a majority of the Trustees, and with the approval of Shareholders holding or having the right to vote two-thirds of the Shares then outstanding, at a meeting the notice for which included a statement of the proposed action, the Trustees may (a) merge the Trust into, or sell, convey and transfer the Trust Estate to, any corporation, association, trust or other organization, which may or may not be a subsidiary of the Trust, in exchange for shares or securities thereof, or beneficial interests therein, or other consideration, and the assumption by such transferee of the liabilities of the Trust and (b) thereupon terminate the Trust and, subject to this Section 9 and in compliance with the designations of any Preferred Shares, distribute such shares, securities, beneficial interests or other consideration ratably among the Shareholders in redemption of their Shares; provided, however, that: (i) the Shareholders would, thereafter, be the sole equity owners of such entity; and (ii) such entity and the Shareholders would thereafter be subject to federal income tax in much the same manner as they were so long as the Trust qualified as a REIT.

      9.3 AMENDMENT PROCEDURE. This Declaration may be amended by the vote or written consent of a majority of the Trustees and of Shareholders holding or having the right to vote a majority of the outstanding Shares; provided, however, that no amendment which would reduce the priority of payment or amount payable to holders of Shares of the Trust upon liquidation of the Trust or that would diminish or eliminate any voting rights pertaining to holders of Shares shall be made unless approved by the vote or consent of Shareholders holding or having the right to vote two-thirds of the outstanding Shares; provided further, however, that a majority of the Trustees without the vote or consent of Shareholders may at any time amend the Declaration to the extent deemed by the Trustees in good faith to be necessary (i) to clarify any ambiguities or correct any inconsistencies; (ii) to meet the requirements for qualification as a real estate investment trust under Sections 856-860 of the Code or any interpretation thereof by a court or other governmental agency of competent jurisdiction, but the Trustees shall not be liable for failing so to do;
(iii) (a) to restructure the Trust's activities to the extent necessary to comply with any exemption in the final plan asset regulation adopted by the Department of Labor, including establishing a fixed percentage of Shares permitted to be held by Qualified Plans or other Tax-Exempt Entities, discontinuing sales to such investors after a given date as necessary to obtain a prohibited transaction exemption from the Department of Labor and/or (b) to terminate the offering or to compel a dissolution and termination of the Trust. Actions by the Trustees pursuant to the third paragraph of Section 1.1 hereof or pursuant to Subsection 10.3.1 hereof that result in amending this Declaration may also be effected without vote or consent of any Shareholder.

                                 ARTICLE X

                               MISCELLANEOUS

      10.1 APPLICABLE LAW. This Declaration of Trust is made in The Commonwealth of Massachusetts; the situs, domicile and residency of the Trust for all purposes is Massachusetts; and the Trust is created under and is to be governed by and construed and administered according to the laws of such Commonwealth, including the Massachusetts Business Corporation Law as the same may be amended from time to time, to which reference is made with the intention that matters not specifically covered herein or as to which an ambiguity may exist shall be resolved as if the Trust were a Massachusetts business corporation, but the reference to such Business Corporation Law is not intended to and shall not give the Trust, the Trustees, the Shareholders or any other person any right, power, authority or responsibility available only to or in connection with an entity organized in corporate form.

      10.2 FILING OF COPIES; REFERENCES; HEADINGS. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required, but the failure to make any such filing shall not impair the effectiveness of this instrument or any such amendment. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made, as to the identities of the Trustees and officers, and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein," "hereof," and "hereunder" shall be deemed to refer to this instrument as a whole as the same may be amended or affected by any such amendments. The masculine gender shall include the feminine gender and the neuter. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

      10.3  PROVISIONS OF THE TRUST IN CONFLICT WITH LAW OR REGULATIONS.

            10.3.1 The provisions of this Declaration are severable and if a majority of the Trustees shall determine, with the advice of counsel, that any one or more of such provision (the "Conflicting Provisions") would have the effect of preventing the Trust from qualifying as a real estate investment trust under Sections 856-860 of the Code (and if the Trustees have determined the Trust should elect to be taxed as a REIT under the Code) or are in conflict with other applicable federal or state laws or regulations, the Conflicting Provisions shall be deemed never to have constituted a part of the Declaration; provided, however, that such determination by the Trustees shall not affect or impair any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted (including but not limited to the election of Trustees) prior to such determination. A certification signed by a majority of the Trustees setting forth any such determination and reciting that it was duly adopted by the Trustees, or a copy of this Declaration, with the Conflicting Provisions removed pursuant to such a determination, signed by a majority of the Trustees, shall be conclusive evidence (except as to Shareholders, as to whom it shall only be prima facie evidence) of such determination when included in the records of the Trust. The Trustees shall not be liable for failure to make any determination under this
Section 10.3.1. Nothing in this Section 10.3.1 shall in any way limit or affect the right of the Trustees to amend this Declaration as provided in
Section 9.3.

            10.3.2 If any provision of this Declaration shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Declaration, and this Declaration shall be carried out as if any such invalid or unenforceable provisions were not contained herein.

      10.4 BINDING EFFECT; SUCCESSOR IN INTEREST. Each person who becomes a Shareholder shall, as a result thereof, be deemed to have agreed to and to be bound by the provisions of this Declaration of Trust. This Declaration shall be binding upon and inure to the benefit of the Trustees and the Shareholders and each of their respective successors, assigns, heirs, distributees and legal representatives.

                           ADDRESSES OF TRUSTEES
                           ---------------------


Walter E. Auch, Sr.
c/o Banyan Strategic Realty Trust
150 South Wacker Drive
Suite 2900
Chicago, Illinois 60606

Norman M. Gold
c/o Banyan Strategic Realty Trust
150 South Wacker Drive
Suite 2900
Chicago, Illinois 60606

Marvin A. Sotoloff
c/o Banyan Strategic Realty Trust
150 South Wacker Drive
Suite 2900
Chicago, Illinois 60606


Leonard G. Levine
c/o Banyan Strategic Realty Trust
150 South Wacker Drive
Suite 2900
Chicago, Illinois  60606

CERTIFICATE


      The undersigned, being the duly elected, qualified and acting President of Banyan Strategic Realty Trust, a Massachusetts business trust ("BSRT"), and as President having authority to certify as true and correct resolutions of the board of trustees of BSRT (the "Trustees"), does hereby
certify that  the Trustees     have     adopted and approved the amendments
to the Amended and Restated Declaration of Trust of BSRT reflected in the
   Third     Amended and Restated Declaration of Trust of BSRT, and that these amendments were approved by BSRT's shareholders at the Annual Meeting
of Shareholders held    __________, 1999    , as subsequently adjourned.

      IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of _________, 1999.



                                          ------------------------------
                                          Leonard G. Levine
                                          President